As filed with the Securities and Exchange Commission on April 17, 2024
Securities Act Registration No. 2-32685
Investment Company Act Registration No. 811-01660
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO.
POST-EFFECTIVE AMENDMENT NO. 79 (X)
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 79 (X)
Check appropriate box or boxes
Prudential's Gibraltar Fund, Inc.
Exact name of registrant as specified in charter
655 Broad Street
Newark, New Jersey 07102
Address of Principal Executive Offices including Zip Code
1-800-225-1852
Registrant’s Telephone Number, Including Area Code
Andrew R. French
655 Broad Street
Newark, New Jersey 07102
Name and Address of Agent for Service
It is proposed that this filing will become effective:
_ immediately upon filing pursuant to paragraph (b)
X on May, 1, 2024 pursuant to paragraph (b)
__ 60 days after filing pursuant to paragraph (a)(1)
__ on (____) pursuant to paragraph (a)(1)
__ 75 days after filing pursuant to paragraph (a)(2)
__ on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
__ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prudential's Gibraltar Fund, Inc.
PROSPECTUS • May 1, 2024
Prudential's Gibraltar Fund, Inc. (the Fund) offers one class of shares. You may invest in the Fund only through the systematic investment plan contracts and the variable annuity contracts issued as part of the Financial Security Program and the Annuity Plan Account-2 of The Prudential Insurance Company of America (Prudential) (investors that hold such contracts, the “Planholders”). The contracts are no longer sold. The Planholders still owning contracts may make additional investments in accordance with their contracts.
These securities have not been approved or disapproved by the Securities and Exchange Commission (the Commission or the SEC) or the Commodity Futures Trading Commission (the CFTC) nor has the Commission or the CFTC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Table of Contents

1	FUND SUMMARY
1	Investment Objective
1	Fund Fees and Expenses
1	Investments, Risks and Performance
4	Management of the Fund
4	Tax Information
4	Financial Intermediary Compensation
5	PRINCIPAL RISKS
5	Principal Risks of Investing in the Fund
9	INVESTMENT OBJECTIVE & STRATEGIES
9	Investment Objective
9	Investment Strategies
11	FUND MANAGEMENT
11	Manager & Subadviser
13	PURCHASE, REDEMPTION & PRICING OF FUND SHARES
13	Purchase
13	Redemption
13	Net Asset Value
16	OTHER INFORMATION
16	Dividends & Distributions
16	US Federal Income Taxes
16	Disclosure of Portfolio Holdings
16	Frequent Trading
18	FINANCIAL HIGHLIGHTS

FUND SUMMARY
Investment Objective
The investment objective of the Fund is growth of capital to an extent compatible with a concern for preservation of principal. Current income, if any, is incidental.
Fund Fees and Expenses
The table below shows the fees and expenses that you may pay if you invest in shares of the Fund. The table does not include charges that are imposed by the investment plan contracts or the variable annuity contracts. Because contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your contract for more information about contract charges.
Annual Fund Operating Expenses % (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution (12b-1) Fees	None
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.66%
Example.  The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table does not include contract charges. Because contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your contract for more information about contract charges.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Expense Example	1 Year	3 Years	5 Years	10 Years
	$67	$211	$368	$822
Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was 19% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies. The Fund invests primarily in common stock and other securities convertible into common stock. Those investments can include American Depositary Receipts, which are dollar-denominated certificates representing a right to receive securities of a foreign issuer.
The Fund's portfolio managers seek to invest in medium to large companies that they believe possess sustainable, above-market growth in revenues, earnings, and cash flows and reasonable valuations, resulting in a fund that exhibits growth characteristics blended with valuations comparable to that of the market.
The Fund may also invest in preferred stock, bonds, debenture notes and other evidences of indebtedness of a character customarily acquired by institutional investors. These investments may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. These investments may or may not be publicly traded.
The Fund may also invest in money market instruments, such as short-term debt securities. The Fund usually invests only a moderate proportion of its assets in money market instruments to facilitate purchases and redemptions and portfolio trading.
The Fund may lend its securities and invest in warrants.

Principal Risks of Investing in the Fund. The risks summarized below are the principal risks of investing in the Fund. The relative significance of the risks summarized below may change over time. All investments have risks to some degree, and it is possible that you could lose money by investing in the Fund. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Fund makes every effort to achieve its objective, the Fund cannot guarantee success. To the extent the Fund invests in underlying investment companies or other underlying portfolios, the Fund may be exposed to these risks directly through securities and other investments held directly by the Fund or indirectly through investments made by the underlying portfolios in which the Fund invests.
The order of the risks summarized below does not indicate the significance of any particular risk factor.
Economic and Market Events Risk. Economic and market events risk is the risk that one or more markets in which the Fund invests will decline in value, including the possibility that the markets will decline sharply and unpredictably. While the Fund's Manager or Subadviser(s) may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. Significant shocks to or disruptions of the financial markets or the economy, including those relating to general economic, political, or financial market conditions; significant or unexpected failures, near-failures or credit downgrades of key institutions; investor sentiment and market perceptions; unexpected changes in the prices of key commodities; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry or sector, could adversely affect the liquidity and volatility of securities held by the Fund. In periods of market volatility and/or declines, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Fund could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Fund. In addition, due to decreases in liquidity, the Fund may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.
Exchange-Traded Fund (ETF) Risk. Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies, and policies. In addition, the market price of an ETF's shares may trade above or below its net asset value and there may not be an active trading market for an ETF's shares. The Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. The actual cost of investing in the Fund may be higher than the expenses shown in the “Annual Fund Operating Expenses” table above for a variety of reasons, including, for example, if the Fund’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Fund may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Fund’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. In recent years, the US government began implementing increases to the federal funds interest rate and there may be further rate increases. To the extent rates increase substantially and/or rapidly, a fund with significant investment in fixed income investments may be subject to significant losses. Changes in interest rates may also affect the liquidity of the Fund’s investments in fixed income securities.
Inflation and Deflation Risk. The Fund may be subject to inflation and deflation risk. Inflation risk is the risk that the value of assets or income from its investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund's holdings could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's holdings. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy (or expectations that such policies will change), and the Fund's investments may not keep pace with inflation, which may result in losses to Fund investors. This risk may be elevated compared to historical market conditions because of recent monetary policy measures and the current interest rate environment. Generally, securities issued in emerging markets are subject to a greater risk of inflationary or deflationary forces, and more developed markets are better able to use monetary policy to normalize markets.
Investment Style Risk. Securities held by the Fund as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Fund may underperform other funds that invest in similar asset classes but use different investment styles.
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Liquidity and Valuation Risk. The Fund may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer.  The Fund may be unable to sell those portfolio holdings at the desired time or price and may have difficulty determining the value of such securities for the purpose of determining the Fund’s net asset value.  In such cases, investments owned by the Fund may be valued at fair value pursuant to policies and procedures adopted and implemented by the investment manager. No assurance can be given that the fair value prices accurately reflect the value of the security. The Fund is subject to a liquidity risk management program, which limits the ability of the Fund to invest in illiquid investments.
Market and Management Risk. Markets in which the Fund invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses, and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Fund are subject to human error and may not produce the intended or desired results. The value of the Fund’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental or natural disasters, sanctions, cybersecurity events, supply chain disruptions, political or civil instability, and public health emergencies, among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and have a significant adverse impact on the economy. There is no guarantee that the investment objective of the Fund will be achieved.
Regulatory Risk. The Fund is subject to a variety of laws and regulations that govern its operations. The Fund is subject to regulation by the Securities and Exchange Commission (the SEC). Similarly, the businesses and other issuers of the securities and other instruments in which the Fund invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Fund, a security, business, sector, or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5, and 10 years compare with those of a broad-based securities market index that reflects the performance of the overall market applicable to the Fund. Past performance does not mean that the Fund will achieve similar results in the future. The Fund's returns and average annual returns shown in the chart and table are after deduction of Fund expenses and do not include contract charges. If contract charges were included, the returns shown would have been lower than those shown. See your contract for information about contract charges.
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Annual Total Returns
60%
45%
30%
15%
0%
-15%
-30%
-45%
8.43
12.65
0.39
36.24
4.61
33.13
42.73
15.26
-35.82
48.88
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

Best Quarter:		Worst Quarter:
28.63%	2nd Quarter 2020	-23.99%	2nd Quarter 2022

Average Annual Total Returns (For the periods ended December 31, 2023)

	One Year	Five Years	Ten Years
Fund Shares	48.88%	15.92%	13.85%
Index
S&P 500 Index	26.29%	15.69%	12.03%
Management of the Fund
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Jennison Associates LLC	Blair A. Boyer	Managing Director	January 2005
		Kathleen A. McCarragher	Managing Director	May 2006
		Natasha Kuhlkin, CFA	Managing Director	March 2023
Tax Information
The US federal income tax rules applicable to Planholders vary depending on the contract and whether a tax qualified plan is involved. Planholders should consult the prospectus of the appropriate separate account or description of the plan for a discussion and information on the tax consequences of a contract, policy or plan. In addition, Planholders may wish to consult with their tax adviser as to the tax consequences of investments in the contracts and the Fund, including the application of US, federal, state and local, and non-US taxes.
The Fund intends to comply with certain requirements of the Internal Revenue Code of 1986, as amended (the Code) applicable to investment companies selling their shares to insurance company separate accounts. By meeting these requirements, Prudential - but not the variable contract owners - should be subject to tax on distributions by the Fund to the separate accounts.
Financial Intermediary Compensation
You may invest in the Fund only through certain contracts previously issued by Prudential. Those contracts are no longer sold. Planholders still owning contracts may make additional investments in accordance with their contracts. Prudential, its affiliates or persons that sold the contracts may receive compensation in connection with investments in the Fund and related services. These payments may create a conflict of interest by influencing Prudential and your salesperson to recommend the Fund over another investment. Ask your salesperson for more information.
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PRINCIPAL RISKS
Principal Risks of Investing in the Fund
An investment or type of security specifically identified in this Prospectus generally reflects a principal investment. The Fund also may invest in or use certain other types of investments and investing techniques that are described in the SAI. An investment or type of security only identified in the SAI typically is treated as a non-principal investment. The risks identified below are the principal risks of investing in the Fund. The Summary section lists the principal risks for the Fund. This section provides more detailed information about each risk. The Fund may be subject to additional risks other than those identified and described below because the types of investments made by the Fund can change over time. The order of the below risk factors does not indicate the significance of any particular risk factor. To the extent the Fund invests in underlying investment companies or other underlying portfolios, the Fund may be exposed to these risks directly through securities and other investments held directly by the Fund or indirectly through investments made by the underlying portfolios in which the Fund invests.
All investments have risks to some degree and it is possible that you could lose money by investing in the Fund. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Fund makes every effort to achieve its objective, the Fund cannot guarantee success.
In addition, the Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself, or to cease operations and liquidate at any time.
Economic and Market Events Risk. Economic and market events risk is the risk that one or more markets in which the Fund invests will decline in value, including the possibility that the markets will decline sharply and unpredictably. While the Fund’s Manager or Subadviser(s) may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. Significant shocks to or disruptions of the financial markets or the economy, including those relating to general economic, political, or financial market conditions; significant or unexpected failures, near-failures or credit downgrades of key institutions (including, without limitation, the U.S. government or major U.S. financial institutions); investor sentiment and market perceptions (including perceptions about monetary policy, interest rates or the risk of default); unexpected changes in the prices of key commodities (such as oil); government actions (including interest rate changes, protectionist measures, sanctions, intervention in the financial markets, or other regulation, and changes in fiscal, monetary or tax policies); geopolitical events or changes (including man-made or natural disasters, epidemics and pandemics, or other health-care or environmental disasters, terrorism or wars); and factors related to a specific issuer, geography, industry or sector, could adversely affect the liquidity and volatility of securities held by the Fund. In periods of market volatility and/or declines, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.
Equity Securities Risk. There is a risk that the value of a particular stock or equity-related security held by the Fund could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition, changes in interest rates, or heightened levels of inflation.  In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which the Fund invests could go down.  The Fund’s holdings can vary from broad market indexes, and the performance of the Fund can deviate from the performance of such indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.  Such events may result in losses to the Fund. Preferred stock generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of assets, but does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include the risk of losses attributable to adverse changes in interest rates, broader market conditions, and the financial condition of the stock’s issuer. Preferred stock may also be subordinated to bonds or other debt instruments
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in a company's capital structure and is typically less liquid than common stock. Equity securities may have greater price volatility than other types of investments. These risks are generally magnified in the case of equity investments in distressed companies.
Exchange-Traded Fund (ETF) Risk. The Fund may invest in ETFs, including ETFs managed by PGIM Investments or the Fund’s subadviser(s), as an efficient means of carrying out its investment strategies. As with mutual funds (i.e., funds that are not exchange-traded), ETFs charge asset-based fees and other expenses that the Fund will indirectly bear as a result of its investment in an ETF, including advisory fees paid by the underlying ETF (to the extent not offset by the investment manager through accompanying management fee waivers for the Fund). ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees, and investors pay only customary brokerage fees to buy and sell ETF shares.
An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies, and policies. In addition, ETFs may be subject to the following risks: (i) the risk that the market price of an ETF’s shares may trade above or below its net asset value; (ii) the risk that an active trading market for an ETF’s shares may not develop or be maintained; (iii) substantially the same risks as those associated with the direct ownership of securities or other assets in which an underlying ETF invests; (iv) the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective; and (v) the risk that trading of an ETF’s shares may be halted if the listing exchange’s officials deem such an action appropriate, the shares are delisted from the exchange, or the activation of a market-wide “circuit breaker” (which are tied to large decreases in stock prices) halts stock trading generally. The price of an ETF can fluctuate, sometimes rapidly and materially, in response to market disruptions or changes in the ETF’s net asset value (NAV), the value of ETF holdings and supply and demand for ETF shares, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
The ETFs may have a limited number of financial institutions that act as authorized participants (APs), none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem ETF shares, there may be a significantly diminished trading market for such shares. This circumstance may lead to shares of the ETF trading at a discount/premium to NAV, which may be substantial during periods of market stress, and may possibly result in trading halts and/or delisting of ETF shares. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
Expense Risk. Your actual cost of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, the Fund’s operating expense ratios may be higher than those shown if the Fund’s average net assets decrease, fee waivers or expense limitations change, or the Fund incurs more expenses than expected. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Fund may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Fund’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. In recent years, the US government began implementing increases to the federal funds interest rate and there may be further rate increases. To the extent rates increase substantially and/or rapidly, a fund with significant investment in fixed income investments may be subject to significant losses. Changes in interest rates may also affect the liquidity of the Fund’s investments in fixed income securities.
Inflation and Deflation Risk. The Fund may be subject to inflation and deflation risk. Inflation risk is the risk that the value of assets or income from its investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund's holdings could decline. Deflation risk is
6

the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's holdings. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy (or expectations that such policies will change), and the Fund's investments may not keep pace with inflation, which may result in losses to Fund investors. This risk may be elevated compared to historical market conditions because of recent monetary policy measures and the current interest rate environment. Generally, securities issued in emerging markets are subject to a greater risk of inflationary or deflationary forces, and more developed markets are better able to use monetary policy to normalize markets.
Investment Style Risk.  Securities of a particular investment style, such as growth or value, tend to perform differently and shift into and out of favor depending on market and economic conditions and investor sentiment, and tend to go through cycles of performing better—or worse—than other segments of the stock market or the overall stock market.  As a result, the Fund’s performance may at times be worse than the performance of other funds that invest in similar asset classes but employ different investment styles.
Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, share prices may decline significantly, even if earnings do increase. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.
There is a risk that the value investment style may be out of favor for a period of time, that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. Historically, value stocks have performed best during periods of economic recovery.
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges, including changes to technology or consumer tastes, and may grow more slowly than smaller companies, especially during market cycles corresponding to periods of economic expansion. Market capitalizations of companies change over time.
Liquidity and Valuation Risk. From time to time, the Fund may hold one or more securities for which there are no or few buyers and sellers, or where the securities are subject to limitations on transfer. In those cases, the Fund may have difficulty determining the values of those securities for the purpose of determining the Fund’s net asset value. The Fund also may have difficulty disposing of those securities at an advantageous time or at the values determined by the Fund for the purpose of determining the Fund’s net asset value, especially during periods of significant net redemptions of Fund shares. As a result, the Fund may be unable to achieve its desired level of exposure to certain issuers, asset classes, or sectors. Private equity investments and private real estate-related investments are generally classified as illiquid investments and generally cannot be readily sold. As a result, private real estate-related investments owned by the Fund may be valued at fair value pursuant to policies and procedures adopted and implemented by the Manager acting in its capacity as valuation designee under Rule 2a-5. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, no assurance can be given that the fair value prices accurately reflect the price the Fund would receive upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
In 2022, the SEC proposed amendments to Rule 22e-4 under the 1940 Act and Rule 22c-1 under the 1940 Act, that, if adopted, would, among other things, cause more investments to be treated as illiquid, and could prevent the Fund from investing in securities that the Manager believes are appropriate or desirable.
Market and Management Risk. Market risk is the risk that the markets in which a Fund invests will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably in short periods of time. All markets go through cycles, and market risk involves being on the wrong side of a cycle.
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Factors affecting market risk, whether real or perceived, include political events, broad economic and social changes, and the sentiment of the investing public. If investor sentiment turns negative, the price of all securities may decline. Market risk also includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), and natural/environmental disasters can all negatively impact the securities markets, which could cause a Fund to lose value. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, global supply chain disruptions and significantly adversely impact the economy.
During periods of severe market stress, it is possible that the market for some or all of the Fund's investments may become highly volatile and/or illiquid. Price changes may be temporary or last for extended periods of time. In such an event, the Fund may find it difficult to sell some or all of its investments and, for certain assets, the trade settlement period may be longer than anticipated. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Exchanges and securities markets may close early, close late or issue trading halts on specific securities, which may result in, among other things, the Fund being unable to buy or sell certain securities at an advantageous time or accurately price its portfolio investments. In addition, the Fund may rely on various third-party sources to calculate its net asset value. As a result, the Fund is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact the Fund’s calculations of its net asset value. Such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculations and/or the inability to calculate net asset values over extended periods. The Fund may be unable to recover any losses associated with such failures.
Management risk is the risk that the investment strategy or PGIM Investments or the Fund’s subadviser will not work as intended. All decisions by PGIM Investments or the Fund’s subadviser require judgment and are based on imperfect information. Similarly, there can be no assurance that methods utilized by PGIM Investments or the Fund’s subadviser, or related data sources, will always be available, and the loss of access to any such model(s) or data sources could have an adverse impact on the Fund’s ability to realize its investment objective. Moreover, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PGIM Investments or the Fund’s subadviser to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.
Regulatory Risk. The Fund is subject to a variety of laws and regulations that govern its operations. The Fund is subject to regulation by the SEC. Similarly, the businesses and other issuers of the securities and other instruments in which the Fund invests are also subject to considerable regulation. These laws and regulations are subject to change. Changes in laws and regulations may materially impact the Fund, a security, business, sector, or market. For example, changes in laws or regulations made by the government or a regulatory body may impact the ability of the Fund to achieve its investment objective, or may impact the Fund’s investment policies and/or strategies, or may reduce the attractiveness of an investment.
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INVESTMENT OBJECTIVE & STRATEGIES
Investment Objective
The Fund's objective is growth of capital to an extent compatible with a concern for preservation of principal. Current income, if any, is incidental.
Investment Strategies
In an effort to meet its objective, the Fund invests primarily in common stock and other securities convertible into common stock. The Fund's portfolio managers seek to invest in medium to large companies that they believe possess sustainable, above-market growth in revenues, earnings, and cash flows and reasonable valuations, resulting in a portfolio that exhibits growth characteristics blended with valuations comparable to that of the market. They also look for stocks with characteristics such as strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow and financial strength.
The Fund may also invest in American Depositary Receipts (ADRs). ADRs are US dollar-denominated certificates issued by a United States bank or trust company. They represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market.
Investment in ADRs has certain advantages over direct investment in the underlying foreign securities. They are easily transferable, have readily available market quotations, and the foreign issuers are usually subject to comparable auditing, accounting, and financial reporting standards as domestic issuers. Nevertheless, like foreign securities, ADRs involve certain risks. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, and the fact that there may be less publicly available information about a foreign company than about a domestic company.
The Fund may also invest in preferred stock, bonds, debenture notes and other evidences of indebtedness of a character customarily acquired by institutional investors. These investments may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. These investments may or may not be publicly traded.
The Fund may also invest in money market instruments, such as short-term debt securities. The Fund usually invests only a moderate proportion of its assets in money market instruments to facilitate purchases and redemptions and portfolio trading.
The Fund may lend its securities and invest in warrants.
Although the Fund makes every effort to achieve its investment objective, there can be no guarantee of success and it is possible you could lose money by investing in the Fund.
The Fund’s investment objective is not a fundamental policy of the Fund, meaning that the investment objective can be changed by the Fund’s Board of Directors without shareholder approval. The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).
Temporary Defensive Investments. In response to adverse or unstable market, economic, political, or other conditions, or to satisfy redemptions, the Fund may take a temporary defensive position and invest up to 100% of the Fund’s assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of the Fund’s assets in cash, cash equivalents or shares of affiliated money market or short-term bond funds. Investing heavily in money market securities may limit the Fund’s ability to pursue or achieve its investment objective and could reduce the benefit to the Fund of any upswing in the market,
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but can help to preserve the value of the Fund’s assets when markets are unstable. The use of temporary defensive investments may be inconsistent with the Fund’s investment objective. In addition, the Fund may temporarily invest up to 10% of its assets in ETFs during stressed and/or volatile market conditions.
Portfolio Turnover. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees and taxes or other transaction costs, which can reduce performance. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. The Financial Highlights table at the end of this Prospectus shows the Fund's portfolio turnover rate during past the past five fiscal years.
Illiquid Investments. The Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include repurchase agreements with a notice or demand period of more than seven days, certain over-the-counter derivative instruments, and securities and other financial instruments that are not readily marketable, unless, based upon a review of the relevant market, trading and investment-specific considerations, those investments are classified as liquid investments. The 15% limit is applied as of the date the Fund purchases an illiquid investment. It is possible that the Fund’s holdings of illiquid investments could exceed the 15% limit as a result of, for example, market developments (e.g., an increase in the value of the Fund’s illiquid holdings and/or a decrease in the value of the Fund’s liquid holdings) or redemptions. In such instances, the Fund must take steps to bring its illiquid investments to or below 15% of its net assets within a reasonable period of time.
The Fund may purchase certain restricted securities that can be resold to institutional investors and that may be classified as liquid investments pursuant to procedures adopted by the Fund. In many cases, those securities are traded in the institutional market under Rule 144A under the Securities Act of 1933.
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FUND MANAGEMENT
Manager & Subadviser
PGIM Investments LLC (PGIM Investments or the Manager) serves as investment manager to the Fund. PGIM Investments is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial). Neither Prudential Financial nor any of its subsidiaries are affiliated in any manner with Prudential plc, a company incorporated in the United Kingdom. PGIM Investments is located at 655 Broad Street, Newark, New Jersey 07102. PGIM Investments and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2023, PGIM Investments served as the investment manager to all of the Prudential US and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of $296.2 billion.
Under a management agreement with the Fund, PGIM Investments manages the Fund's investment operations and administers its business affairs. For the fiscal year ended December 31, 2023, the Fund paid PGIM Investments management fees at the effective rate of 0.55% of the Fund's average daily net assets.
The Fund uses a multi-manager structure. Under this structure, PGIM Investments selects (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of the Fund. PGIM Investments monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s Board of Directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PGIM Investments also is responsible for allocating assets among the subadvisers if a Fund has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Fund’s assets, and PGIM Investments can, in its sole discretion, change the allocations for any reason without prior notice and without Board or shareholder approval. Any such changes will be reflected in the next annual update to the prospectus. The Fund will notify Planholders of any new subadviser or any material changes to any existing subadvisory agreement.
PGIM Investments and the Fund have obtained an exemptive order from the SEC that permits PGIM Investments, subject to approval by the Board, to enter into and make material amendments to subadvisory agreements with non-affiliated subadvisers and with certain affiliated subadvisers with respect to the Fund, without obtaining shareholder approval. Pursuant to the exemptive order, PGIM Investments may change a Fund’s subadviser, subject to Board approval, without obtaining prior shareholder approval. This exemptive order (which is similar to exemptive orders granted to other investment companies that are organized in a manner similar to the Fund) is intended to facilitate the efficient supervision and management of the subadvisers by PGIM Investments and the Board.
A discussion regarding the basis for the Board’s approval of the Fund’s management and subadvisory agreements is available in the Fund’s semi-annual report to shareholders, dated June 30.
Jennison Associates LLC (Jennison) is the Fund's subadviser. It is organized under the laws of Delaware as single member limited liability company whose sole member is PGIM, Inc., which is a direct, wholly-owned subsidiary of PGIM Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. Its address is 466 Lexington Avenue, New York, New York 10017. PGIM Investments has responsibility for all investment advisory services, supervises Jennison and pays Jennison for its services. As of December 31, 2023, Jennison managed in excess of $194.1 billion in assets. Jennison has served as an investment adviser since 1969.
PORTFOLIO MANAGERS
Blair A. Boyer, Kathleen A. McCarragher and Natasha Kuhlkin, CFA, are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund.
Blair A. Boyer is a Managing Director, Co-Head of Large Cap Growth Equity and a large cap growth equity portfolio manager. He joined Jennison in March 1993 as an international equity analyst and joined the large cap growth team as a portfolio manager in 2003. Prior to joining Jennison, he managed international equity portfolios at Arnhold and
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S. Bleichroeder for five years. Prior to that, he was a research analyst and then a senior portfolio manager at Verus Capital. Mr. Boyer earned a BA in economics from Bucknell University and an MBA from The New York University Stern School of Business.
Kathleen A. McCarragher is a Managing Director, the Head of Growth Equity and a large cap growth equity portfolio manager. She joined Jennison in May 1998. Prior to joining Jennison, Ms. McCarragher spent six years with Weiss, Peck & Greer LLC where she was a Managing Director and the Director of Large Cap Growth Equities. Prior to that, Ms. McCarragher spent 10 years with State Street Research & Management. Ms. McCarragher earned a BBA, summa cum laude, in finance and economics from the University of Wisconsin-Eau Claire and an MBA from Harvard Business School.
Natasha Kuhlkin, CFA, is a Managing Director, a large cap growth equity portfolio manager and research analyst. She joined Jennison in May 2004. Prior to joining Jennison, Ms. Kuhlkin was an equity research analyst at Evergreen Investment Management and Palisade Capital Management. Ms. Kuhlkin earned a BS, magna cum laude, in accounting from Binghamton University and she holds the Chartered Financial Analyst (“CFA”) designation.
The portfolio managers for the Fund are supported by other Jennison portfolio managers, research analysts, and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.
The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund. See Fund Management in the SAI.
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PURCHASE, REDEMPTION & PRICING OF FUND SHARES
Purchase
You may invest in the Fund only through the systematic investment plan contracts and the variable annuity contracts issued as part of Prudential's Financial Security Program and Prudential's Annuity Plan Account-2. The contracts are no longer sold. Planholders still owning contracts may make additional investments in accordance with their contracts.
Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund.
Redemption
The Fund typically expects to pay redemption proceeds within three days after receipt of a proper notice of the redemption request. However, it may take the Fund up to seven days to pay redemption proceeds. Redemption procedures are described in further detail in the prospectus for the applicable Contract. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Commission.
Under normal circumstances, the Fund typically expects to meet redemption requests by using cash or cash equivalents or proceeds from the sale of portfolio securities (or a combination of these methods). The Fund reserves the right to use borrowing arrangements that may be available from time to time. The use of borrowings in order to meet redemption requests is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.
Net Asset Value
Any purchase or sale of Fund shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is typically based on the next calculation of the NAV after the order is received in good order. The NAV of the Fund is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 4:00 p.m. if the particular disruption directly affects only the NYSE.
The NYSE is closed on most national holidays and Good Friday.
The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. The securities held by the Fund are valued based upon market quotations or, if market quotations are not readily available, at fair value as determined in good faith under policies and procedures adopted and implemented by the Manager. The Fund may use fair value pricing if it determines that a market quotation for a security is not reliable based, among other things, on events or market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that the Fund determines its NAV.
The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market
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maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of PGIM Investments (or the subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's published or quoted price. If the Fund needs to implement fair value pricing after the NAV publishing deadline but before shares of the Fund are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.
Fair value pricing procedures are designed to result in prices for the Fund's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders.
The NAV for the Fund is determined by a simple calculation. It's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding.
To determine the Fund's NAV, its holdings are valued as follows:
Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.
The Fund may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. Therefore, the value of the Fund's assets may change on days when shareholders cannot purchase or redeem Fund shares.
Short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances, and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).
Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PGIM Investments or the Fund’s subadviser, does not represent fair value.
Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PGIM Investments or the Fund’s subadviser, as available, to be over-the-counter, shall be valued on the day of valuation at an evaluated bid price provided by an independent pricing agent or, in the absence of a valuation provided by an independent pricing agent, at the bid price provided by a principal market maker or primary market dealer.
Other debt securities—those that are not valued on an amortized cost basis—are valued using an independent pricing service. Options on stocks and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.
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Other Investment Companies - With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies, the Fund's NAV is calculated based upon the NAV of the registered open-end management investment companies in which the Fund invests. The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.
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OTHER INFORMATION
Dividends & Distributions
The Fund periodically distributes substantially all of its net investment income and its net realized capital gains in accordance with rules applicable to mutual funds. For Planholders, under most contracts, dividends and distributions are automatically reinvested in additional Fund shares. Planholders under certain non-qualified contracts may choose to receive dividends and distributions in cash.
US Federal Income Taxes
The tax discussion in this Prospectus is only a summary of certain U.S. federal income tax issues generally affecting the Fund and its shareholders and is based on current U.S. federal income tax law. The Fund intends to comply with the requirements under Subchapter M of the Code applicable to regulated investment companies, which, in part, requires the Fund to distribute substantially all its investment income to its shareholders. If the Fund qualifies as a regulated investment company that is accorded special tax treatment, it will not be subject to U.S. federal income tax on income or gains distributed in a timely manner to its shareholders. If the Fund were to fail to qualify as a regulated investment company, it would be subject to tax on its taxable income at U.S. federal corporate rates, which would generally reduce the value of an investment in the Fund.
The Fund intends to comply with the requirements of the Code applicable to investment companies selling their shares to insurance company separate accounts. By meeting these requirements, Prudential—but not the variable contract owners—should be subject to tax on distributions by the Fund to the separate accounts. The Fund also intends to comply with the requirements of the Code applicable to regulated investment companies and, as noted above, periodically distribute all of its taxable net investment income and capital gains, if any, to its shareholders. The shareholders of the Fund are considered to be the separate accounts of Prudential which own shares of the Fund for the benefit of Planholders.
The US federal income tax rules applicable to Planholders vary depending on the contract and whether a tax qualified plan is involved. Planholders should consult the applicable prospectus or description of the plan for a discussion of and information on the tax consequences of a contract, policy or plan. In addition, Planholders may wish to consult with their tax advisors as to the tax consequences of investing in the Fund, including the application of US federal, state, local and non-US taxes.
Disclosure of Portfolio Holdings
A description of the policies and procedures of the Fund with respect to the disclosure of its portfolio securities is described in the SAI. The Fund will provide a full list of its portfolio holdings as of the end of the fiscal quarter within 60 days after the end of their fiscal quarter on the website of the Commission at www.sec.gov.
Frequent Trading
The Fund is part of the group of investment companies advised by PGIM Investments that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the PGIM Investments funds). Frequent purchases and redemptions may adversely affect performance and the interests of long-term investors. When an investor engages in frequent or short-term trading, the PGIM Investments funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This can happen when it is not advantageous to sell any securities, so the PGIM Investments funds' performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the PGIM Investments funds cannot predict how much cash they will have to invest. In addition, if a PGIM Investments fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the PGIM Investments funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PGIM Investments fund shares held by other investors.
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The Boards of Directors/Trustees of the PGIM Investments funds have adopted policies and procedures designed to discourage or prevent frequent trading by investors. Those policies and procedures have limited relevance for the Fund. First, the Fund has limited ability to monitor Planholder trading because Prudential maintains the individual Planholder accounts under the Financial Security Plan (FSP) and the Annuity Plan Account-2 (APA-2). In particular, Prudential submits to the Fund aggregate orders combining the transactions of many Planholders, and therefore the Fund cannot monitor investments by individual Planholders. Second, although Prudential has implemented monitoring procedures for frequent trading for some of its variable contracts, those procedures do not affect the Fund because the Fund serves as the sole investment option under FSP and APA-2. Therefore, investors in FSP and APA-2 are not provided within the Prudential program the ability to transfer among investment options. The Fund has entered into a shareholder information agreement with Prudential as required by Rule 22c-2 under the Investment Company Act of 1940. Under that agreement, Prudential has agreed to: (i) provide certain information regarding Planholders who engage in transactions involving Fund shares and (ii) execute any instructions from the Fund to restrict or prohibit further purchases or exchanges of the Fund shares by Planholders who have been identified by the Fund as having engaged in transactions in Fund shares that violate the Fund's frequent trading policies and procedures. In addition the Fund and its transfer agent reserve the right to reject all or a portion of a purchase order from Prudential. If a purchase order is rejected, the purchase amount will be returned to Prudential.
Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and Prudential to prevent such trading, there is no guarantee that the Fund or Prudential will be able to identify these investors or curtail their trading practices. Therefore, it is possible that some Fund investors could engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.
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FINANCIAL HIGHLIGHTS
The financial highlights will help you evaluate the financial performance of the Fund for the past five years. The Total Return in the table represents the rate that a Fund shareholder earned on an investment, assuming reinvestment of all dividends and other distributions. The table does not reflect charges under any variable contract. The information is for each Fund share for the periods indicated.
The financial highlights for the fiscal year ended December 31, 2020 or later were derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report on those financial statements was unqualified.  The information for the fiscal years prior to the fiscal year ended December 31, 2020 was audited by a different independent registered public accounting firm, whose reports on such financial statements were also unqualified.
A copy of the Fund’s annual report, along with the Fund’s audited financial statements and report of independent registered public accounting firm, is available upon request, at no charge, as described on the back cover of this Prospectus.
Prudential's Gibraltar Fund, Inc.
	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of Year	$14.36	$24.44	$25.61	$19.90	$16.30
Income (Loss) From Investment Operations:
Net investment income (loss)	0.02	(0.01)	(0.07)	0.02	0.05
Net realized and unrealized gain (loss) on investment transactions	6.96	(8.64)	3.91	8.30	5.26
Total from investment operations	6.98	(8.65)	3.84	8.32	5.31
Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.03)	(0.04)
Tax return of capital distributions	—	(0.01)	—	—	—
Distributions from net realized gains on investments	(1.13)	(1.42)	(5.01)	(2.58)	(1.67)
Total dividends and distributions	(1.13)	(1.43)	(5.01)	(2.61)	(1.71)
Net Asset Value, end of Year	$20.21	$14.36	$24.44	$25.61	$19.90
Total Return(b)	48.88%	(35.82)%	15.26%	42.73%	33.13%

Ratios/Supplemental Data:
Net assets, end of Year (in millions)	$159	$126	$230	$226	$178
Average net assets (in millions)	$144	$161	$232	$195	$167
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.66%	0.62%	0.61%	0.62%	0.62%
Expenses before waivers and/or expense reimbursement	0.66%	0.62%	0.61%	0.62%	0.62%
Net investment income (loss)	0.11%	(0.07)%	(0.27)%	0.09%	0.25%
Portfolio turnover rate(d)	19%	15%	18%	22%	16%

(a)	Calculated based on average shares outstanding during the year.
(b)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)
The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund's portfolio turnover rate may be higher.

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FOR MORE INFORMATION Please read this prospectus before you invest in the Fund and keep it for future reference. For information on shareholder questions contact:
■MAIL Prudential's Gibraltar Fund, Inc. 655 Broad Street Newark, New Jersey 07102	■TELEPHONE 1-800-346-3778

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows (information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090) (the
SEC charges a fee to copy documents):

■MAIL Securities and Exchange Commission Public Reference Section 100 F Street, N.E. Washington, DC 20549-1520 ■ELECTRONIC REQUEST publicinfo@sec.gov	■VIA THE INTERNET on the EDGAR Database at www.sec.gov

The Annual and Semi-Annual Reports and the SAI contain additional information about the Fund. Shareholders may obtain free copies of the SAI, Annual Report and Semi-Annual Report as well as other information about the Fund and may make other shareholder inquiries through the telephone number and address listed above. The Fund does not maintain a website.

■STATEMENT OF ADDITIONAL INFORMATION (SAI) (incorporated by reference into this Prospectus) ■SEMI-ANNUAL REPORT	■ANNUAL REPORT (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)
Investment Company Act Registration No. 811-01660

Prudential's Gibraltar Fund, Inc.
STATEMENT OF ADDITIONAL INFORMATION • MAY 1 , 2024
This Statement of Additional Information (SAI) of Prudential's Gibraltar Fund, Inc. (the Fund) is not a prospectus and should be read in conjunction with the Prospectus of the Fund dated May 1, 2024 and can be obtained, without charge, by calling 1-800-346-3778 or by writing to the Fund at 655 Broad Street, Newark, New Jersey 07102. This SAI has been incorporated by reference into the Fund's Prospectus.
The Fund's audited financial statements are incorporated into this SAI by reference to the Fund's 2023 Annual Report (File No. 811-01660). You may request a copy of the Annual Report at no charge by calling the telephone number or writing to the address indicated above.
The Fund offers a single class of shares.

GIB SAI 2024

Table of Contents
3	FUND HISTORY
3	About the Fund
4	Fund Investments & Risks
4	MORE DETAILS ABOUT Fund Investments AND RISKS
13	Investment Restrictions
14	FUND MANAGEMENT
14	Portfolio Management
27	Investment Advisory & Other Services
27	Manager & Subadviser
28	SEC Order
29	Other Service Providers
31	OTHER INFORMATION
31	Brokerage Allocation & Other Practices
32	Code of Ethics
32	Taxation of the Fund
33	Proxy Voting Policies & Recordkeeping Procedures
36	Disclosure of Portfolio Holdings
38	Control Persons & Principal Holders of Securities
38	Financial Statements

FUND HISTORY
About the Fund
The Fund was originally incorporated in the State of Delaware on March 14, 1968 and was reincorporated in the State of Maryland effective May 1, 1997. It is registered with the Securities and Exchange Commission (SEC) as a diversified open-end management investment company.

Fund Investments & Risks
MORE DETAILS ABOUT Fund Investments AND RISKS
The Fund’s investment strategies and corresponding risks, as identified in the prospectus, are discussed in more detail below. The Fund’s exposure to cybersecurity risk, foreign market disruption, and geopolitical risks is also discussed below.
SECURITIES LENDING. Unless otherwise noted, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions subject to applicable regulatory requirements and guidance, including the requirements that: (1) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund; (2) the borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit, or securities issued or guaranteed by the US Government having at all times a value of not less than 100% of the value of the securities lent; and (3) the loan be made subject to termination by the Fund at any time. Goldman Sachs Bank USA, d/b/a Goldman Sachs Agency Lending (GSAL) serves as securities lending agent for the Fund, and in that role administers the Fund’s securities lending program. As compensation for these services, GSAL receives a portion of any amounts earned by the Fund through lending securities.
The Fund may invest the cash collateral and/or it may receive a fee from the borrower. To the extent that cash collateral is invested, it will be invested in an affiliated prime money market fund and will be subject to market depreciation or appreciation. The Fund will be responsible for any loss that results from this investment of collateral.
On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. In such situations, the Fund may sell the collateral and purchase a replacement investment in the market. There is a risk that the value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.
During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities. Voting or consent rights which accompany loaned securities pass to the borrower. However, all loans may be terminated at any time to facilitate the exercise of voting or other consent rights with respect to matters considered to be material. The Fund bears the risk that there may be a delay in the return of the securities which may impair the Fund’s ability to exercise such rights.
ILLIQUID INVESTMENTS. The Fund may invest up to 15% of its net assets in illiquid investments. An “illiquid investment” is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. In addition to the Fund’s 15% limit on illiquid investments, the Fund is subject to Rule 22e-4 under the Investment Company Act of 1940 (the 1940 Act). Pursuant to Rule 22e-4, the Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Illiquid investments include repurchase agreements with a notice or demand period of more than seven days, certain over-the-counter derivative instruments, and securities and other financial instruments that are not readily marketable, unless, based upon a review of the relevant market, trading and investment-specific considerations, those investments are classified as liquid investments.
The Fund has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4, and the Board has approved the designation of the PGIM Investments LLC (PGIM Investments, the Manager, or the Investment Manager) to administer the Fund’s liquidity risk management program and related procedures. The limits on the Fund’s investments in illiquid investments are applied as of the date the Fund purchases an illiquid investment. It is possible that the Fund’s holdings of illiquid investments could exceed such a limitation, for example as a result of market developments or redemptions. In such instances, the Fund must take steps to bring its illiquid investments to or below the limitation threshold within a reasonable period of time.
The Fund may purchase certain restricted securities that can be resold to institutional investors and which may be classified as liquid investments pursuant to the Fund’s liquidity risk management program. In many cases, those securities are traded in the institutional market under Rule 144A under the Securities Act of 1933, as amended (the 1933 Act), and are called Rule 144A securities. Securities classified as liquid investments under these procedures are not subject to the limits on the Fund’s investment in illiquid investments.
Investments in illiquid investments involve more risks than investments in similar securities that are readily marketable. Illiquid investments may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid investments may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price, as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund has net redemptions, and could result in the Fund borrowing to meet short-term cash requirements or incurring losses on the sale of illiquid investments.

Illiquid investments are often restricted securities sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, the privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. To the extent privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by the Fund or less than the fair value of the securities. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Private placement investments may involve investments in smaller, less seasoned issuers, which may involve greater risks than investments in more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in private placement securities, the Fund may obtain access to material non-public information, which may restrict the Fund’s ability to conduct transactions in those securities.
In 2022, the SEC proposed amendments to Rule 22e-4 under the 1940 Act and Rule 22c-1 under the 1940 Act, that, if adopted as proposed, would, among other things, cause more investments to be treated as illiquid, and could prevent the Fund from investing in securities that the Manager or subadvisers believes are appropriate or desirable. At the same time, the SEC proposed rule amendments that would require funds to adopt swing pricing in order to mitigate dilution of shareholders' interests in a fund by requiring the adjustment of fund net asset value (NAV) per share to pass on costs stemming from shareholder purchase or redemption activity. The proposal's impact on the Fund will not be known unless and until any final rulemaking is adopted.
WARRANTS. The Fund may invest in warrants or rights to acquire stock. Warrants are options to purchase securities at a specified price during a specified period of time. The risk associated with warrants is that the market price of the underlying stock will stay below the exercise price of the warrant during the exercise period. If this occurs, the warrant becomes worthless and the investor loses the money he or she paid for the warrant.
TEMPORARY DEFENSIVE POSITION. The Fund may, at times, adopt a temporary defensive position in which it invests up to 100% of its assets in money market instruments, including short-term government and corporate debt obligations, commercial paper and bank obligations (such as certificates of deposit, time deposits, and bankers acceptances). When the Fund purchases money market securities, it may on occasion enter into a repurchase agreement with the seller wherein the seller and the buyer agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money is invested in the security, and is not related to the coupon rate of the purchase security. Repurchase agreements may be considered loans of money to the seller of the underlying security, which are collateralized by the securities underlying the repurchase agreement. The Fund will not enter into repurchase agreements unless the agreement is fully collateralized (i.e., the value of the securities is, and during the entire term of the agreement remains, at least equal to the amount of the loan including interest). The Fund will take possession of the securities underlying the agreement and will value them daily to assure that this condition is met. In the event that a seller defaults on a repurchase agreement, the Fund may incur loss in the market value of the collateral, as well as disposition costs; and, if a party with whom the Fund has entered into a repurchase agreement becomes involved in a bankruptcy proceeding, the Fund's ability to realize on the collateral may be limited or delayed and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceeding.
In addition, the Fund may temporarily invest up to 10% of its assets in exchange-traded funds (ETFs) during stressed and/or volatile market conditions. An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade above or below their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers’’ (which are tied to large decreases in stock prices) halts stock trading generally.
LIBOR TRANSITION AND OTHER REFERENCE RATES. The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as European Interbank Offer Rate (EURIBOR), Secured Overnight Financing Rate (SOFR), Sterling Overnight Interbank Average Rate (SONIA), or other similar types of reference rates (Reference Rates). The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for, or value of, any securities or payments linked to those Reference Rates. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or NAV.

The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021, and ceased publishing the remaining LIBOR settings on June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Market participants are in the process of transitioning to the use of alternative reference or benchmark rates.
In planning for the transition away from LIBOR, various financial industry groups encountered obstacles to converting certain longer-term securities and transactions to a new benchmark. In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Financing Rate (SOFR), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including SONIA in England. Both SOFR and SONIA, as well as certain other proposed replacement rates, are materially different from LIBOR, and changes in the applicable spread for financial instruments transitioning away from LIBOR need to be made to accommodate the differences. Liquid markets for newly-issued instruments that use an alternative reference rate are still developing. Consequently, there may be challenges for a Fund to enter into hedging transactions against instruments tied to alternative reference rates until a market for such hedging transactions develops.
Additionally, while many existing LIBOR-based instruments have contemplated a scenario where LIBOR is no longer available by providing for an alternative or “fallback” rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments have such fallback provisions. While it is expected that market participants will amend legacy financial instruments referencing LIBOR to include fallback provisions to alternative reference rates, there remains uncertainty regarding the willingness and ability of parties to add or amend such fallback provisions in legacy instruments maturing after the end of 2021, particularly with respect to legacy cash products. In March 2022, the U.S. government enacted legislation (the Adjustable Rate Interest Rate (LIBOR) Act) to establish a process for replacing LIBOR in certain existing contracts governed by U.S. law that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve will effectively automatically replace the USD LIBOR benchmark in the contract after June 30, 2023. The recommended benchmark replacement will be based on SOFR, including certain spread adjustments and benchmark replacement conforming changes. Despite ongoing efforts among global government entities and other organizations to address transition-related uncertainties, the ultimate effectiveness of such efforts and the impact of the transition is not yet known.
Although the transition process away from LIBOR has become increasingly well-defined in advance of the cessation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Markets continue to develop and questions around liquidity in these new rates and how to appropriately mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. The termination of Reference Rates, such as LIBOR, and any such effects of a termination as well as other unforeseen events, presents significant financial risks to the Fund.
INFECTIOUS ILLNESS RISK. The Fund or the securities in which the Fund invests may be adversely affected by the spread of infectious illness or other public health issues like pandemics or epidemics. Such infectious illnesses or public health issues may have a greater adverse impact on emerging and less developed markets.
INVESTMENT IN OTHER INVESTMENT COMPANIES. The Fund may invest in other investment companies including ETFs. In accordance with the 1940 Act, the Fund generally may invest up to 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act the Fund generally may not own more than 3% of the total outstanding voting stock of any investment company, and not more than 5% of the value of the Fund's total assets may be invested in securities of any investment company. Notwithstanding the limits discussed above, the Fund may invest in other investment companies without regard to the limits set forth above provided that the Fund complies with Rules 12d1-1, 12d1-3 and 12d1-4 promulgated by the SEC under the 1940 Act or otherwise permitted by exemptive order, SEC releases, no-action letters, or similar interpretation.
As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by the Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies. The underlying investments in which the Fund invests may not meet their investment objectives.

CYBERSECURITY AND OPERATIONAL RISK. With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, the Fund is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cybersecurity” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. Cybersecurity is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cybersecurity risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cybersecurity failures or breaches, whether deliberate or unintentional, arising from the Fund’s third-party service providers (e.g., custodians, financial intermediaries, transfer agents), subadviser, shareholder usage of unsecure systems to access personal accounts, as well as breaches suffered by the issuers of securities in which the Fund invests, may cause significant disruptions in the business operations of the Fund. Potential impacts may include, but are not limited to, potential financial losses for the Fund and the issuers’ securities, the inability of shareholders to conduct transactions with the Fund, an inability of the Fund to calculate NAV, and disclosures of personal or confidential shareholder information.
In addition to direct impacts on Fund shareholders, cybersecurity failures by the Fund and/or its service providers and others may result in regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs to the Fund, and reputational damage. The Fund may incur reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. The Fund may also incur considerable expenses in enhancing and upgrading computer systems and systems security following a cybersecurity failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cybersecurity threats. Although the Fund and its service providers and subadviser may have established business continuity plans and risk management systems to mitigate cybersecurity risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, the Fund cannot control or assure the efficacy of the cybersecurity plans and systems implemented by third-party service providers, the subadviser, and the issuers in which the Fund invests. The Fund’s investments or its service providers may be negatively impacted due to operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. In particular, these errors or failures as well as other technological issues may adversely affect the Fund’s ability to calculate its NAVs in a timely manner, including over a potentially extended period. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures.
ENVIRONMENTAL, SOCIAL AND GOVERNANCE (ESG) CONSIDERATIONS. Certain environmental, social and governance (ESG) factors may be considered by the Fund’s subadviser in making investment decisions for the Fund. ESG factors are only one of many considerations the subadviser may evaluate for any potential investment and the extent to which ESG factors will affect a decision to invest in an issuer, if at all, will vary and depend on the analysis and judgment of the subadviser. ESG factors, either quantitative or qualitative, may be utilized by the subadviser as a component of its investment process to implement the Fund’s investment strategy in pursuit of its investment objective. ESG considerations may affect the Fund’s exposure to certain issuers, industries, sectors, and factors that may impact the performance of the Fund. The subadviser’s consideration of ESG factors may also impact the Fund’s performance relative to similar funds that do not consider ESG factors. Because ESG factors may be used as one part of an overall investment process, the subadviser may still invest in securities of issuers that are not considered ESG-focused or that may be viewed as having a high ESG risk profile. Investors can differ in their views of what constitutes positive or negative ESG factors. As a result, the Fund may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG factors are expected to evolve over time and one or more factors may not be relevant or material with respect to all issuers that are eligible for investment. In considering ESG factors, the subadviser may rely on proprietary research as well as third-party research, and such research may be incorrect, based on incomplete or inaccurate information, not sufficiently available, or subjective in nature, and thus could negatively affect the Fund’s performance.

FOREIGN MARKET DISRUPTION AND GEOPOLITICAL RISKS. International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the global outbreak of the novel coronavirus disease (COVID-19) or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets and may cause further long-term economic uncertainties in the United States and worldwide generally.
RECENT EVENTS IN EUROPEAN COUNTRIES. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and beyond Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.
The United Kingdom formally left the European Union (“EU”) on January 31, 2020 (a measure commonly referred to as “Brexit”). In December 2020, the United Kingdom and the EU entered into a new trading relationship. The agreement allows for continued trading free of tariffs, but institutes other new requirements for trading between the United Kingdom and the EU. The United Kingdom's departure from the customs union and the single market has rendered its access to EU markets significantly more restricted than it has been up to that point. Further, the agreement does not cover the United Kingdom's future relationship with the EU on financial services. The United Kingdom government has enacted legislation that will repeal, replace or otherwise make substantial amendments to EU laws that currently apply in the United Kingdom. It is impossible to predict the consequences of these amendments on the Portfolio and its investments. Such changes could be materially detrimental to investors.
Since the citizens of the United Kingdom voted via referendum to leave the EU in June 2016, global financial markets have experienced significant volatility due to the uncertainty around Brexit. Even with a new trading relationship having been established, there will likely continue to be considerable uncertainty about the potential impact of these developments on United Kingdom, European and global economies and markets. There is also the possibility of withdrawal movements within other EU countries and the possibility of additional political, economic and market uncertainty and instability. Brexit and any similar developments may have negative effects on economies and markets, such as increased volatility and illiquidity and potentially lower economic growth in the United Kingdom, EU and globally, which may adversely affect the value of the Fund’s investments. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could result in losses to the Fund, as there may be negative effects on the value and liquidity of the Fund’s investments and/or the Fund’s ability to enter into certain transactions.
The Fund may invest in securities issued by companies located in Russia, Ukraine or eastern Europe in general. Such securities markets suffers from a variety of problems described above in “FOREIGN INVESTMENT RISKS” not encountered in more developed markets. The inexperience of such securities markets and the limited volume of trading in securities in such markets may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets.
Russia launched a large-scale invasion of Ukraine in February 2022, which resulted in the U.S. government imposing sanctions on Russia. Any disruptions caused by military or other actions in the region (including cyber attacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs, or cyber attacks on foreign governments in the region, companies headquartered or operating in the region, or individuals living and/or working in the region, including politicians, may impact the local economy and issuers of securities in which the Fund invests. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs, or cyber attacks on foreign governments or companies in the region may impact the local economy and issuers of securities in which the Fund invests. Actual and threatened responses to such military action may also impact the markets for certain commodities, such as oil and natural gas, as well as other sectors of the local economy in the region, and may likely have collateral impacts on such sectors globally. Additional information about risks related to investments in Russia is included in the section below labeled “RUSSIAN FEDERATION INVESTMENT RISK”.
RUSSIAN FEDERATION INVESTMENT RISK. Investing in the Russian securities market involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities market, and should be considered highly speculative. Risks include: economic, political and social instability; the absence of developed legal structures governing private and foreign investments and private property; the possibility of the loss of all or a substantial portion of the Fund’s assets invested in Russia as a result of expropriation; devaluation; certain national policies which may restrict the Fund’s investment opportunities, including, without limitation, restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and potentially greater price volatility in, significantly smaller capitalization of, and relative illiquidity of, the Russian market; and the imposition of sanctions and other similar measures. There can also be no assurance that the Fund’s investments in the Russian securities market would not be expropriated, nationalized or otherwise confiscated. In the event of the settlement of any such claims or such expropriation, nationalization or other confiscation, the Fund could lose its entire investment. In addition, it may be difficult and more costly to obtain and enforce a judgment in the Russian court system.
In February 2022, Russia launched a large-scale invasion of Ukraine significantly amplifying already existing geopolitical tensions. Any such disruptions caused by Russian military action or other actions (including terror attacks, cyber attacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyber attacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia’s economy and the Fund’s investments in Russian securities.  As Russia produces and exports large amounts of crude oil and gas, any acts of terrorism, armed conflict or government interventions (such as the imposition of sanctions or other governmental restrictions on trade) causing disruptions of Russian oil and gas exports could negatively impact the Russian economy and, thus, adversely affect the financial condition, results of operations or prospects of related companies.
As a result of political and military actions undertaken by Russia, the United States and many other countries (Sanctioning Bodies) have instituted various economic sanctions against Russian individuals and entities (including corporate and banking). These sanctions include, but are not limited to: a prohibition on doing business with certain Russian companies, officials, and oligarchs; a commitment by certain countries and the European Union to remove selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications “SWIFT,” the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The Sanctioning Bodies, or others, could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy, including continued weakening of the Russian currency, downgrades in Russia’s credit rating, and a significant decline in the value and liquidity of securities issued by Russian companies or the Russian government. These sanctions and the resulting market environment could result in the immediate freeze of Russian securities, commodities, resources, and/or funds invested in prohibited assets, impairing the ability of the Fund to buy, sell, receive or deliver those securities and/or assets. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities, including cyber actions.
Russia’s invasion of Ukraine, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. Any of these events could negatively impact the Fund’s investment in Russian securities. These sanctions have the possibility of impairing the Fund’s ability to invest in accordance with its investment strategy and/or to meet its investment objective. For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, these sanctions may require the Fund to freeze its existing investments in Russian securities, thereby prohibiting the Fund from buying, selling, receiving or delivering those securities or other financial instruments. It is also possible that any counter measures or retaliatory action by Russia could further impair the value and liquidity of securities issued by Russian companies and may have an impact on the economies of other European countries and globally as well. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.
The Russian government may exercise substantial influence over many aspects of the Russian private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in Russia, which could have a negative impact on private sector companies. There is also the possibility of diplomatic developments that could adversely affect investments in Russia. In recent years, the Russian government has taken bold steps, including military actions and alleged state sponsored cyber attacks against foreign companies and governments, to reassert its regional geopolitical influence. Such steps may increase tensions between Russia, its neighbors and Western countries, and may negatively affect its economic growth.
CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. The characteristics of convertible securities make them appropriate investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends, and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.
In analyzing convertible securities, the subadviser will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by the Fund are denominated in US dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. As described below, the Fund is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of such fluctuations.
Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.
To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value.
Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock, or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.
Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertible only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (a Cash-Settled Convertible), (ii) a combination of separate securities chosen by the subadviser in order to create the economic characteristics of a convertible security, i.e., a fixed income security paired with a security with equity conversion features, such as an option or warrant (a Manufactured Convertible) or (iii) a synthetic security manufactured by another party.
Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the subadviser by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income (fixed income component) or a right to acquire equity securities (convertibility component). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (equity features) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.
A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a Manufactured Convertible is the sum of the values of its fixed-income component and its convertibility component.
More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the subadviser may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The subadviser may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the subadviser believes such a Manufactured Convertible would better promote the Fund's objective than alternate investments. For example, the subadviser may combine an equity feature with respect to an issuer's stock with a fixed income security of a different issuer in the same industry to diversify the Fund's credit exposure, or with a US Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a Manufactured Convertible. For example, the Fund may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.
The value of a Manufactured Convertible may respond differently to certain market fluctuations than would a traditional convertible security with similar characteristics. For example, in the event the Fund created a Manufactured Convertible by combining a short-term US Treasury instrument and a call option on a stock, the Manufactured Convertible would likely outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and underperform during periods when corporate fixed-income securities outperform Treasury instruments.
DEBT SECURITIES. Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer. Litigation, legislation or other political events, business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's or obligor's ability to make payments of principal and/or interest. Credit risk is reduced to the extent the Fund limits its debt investments to US Government securities. All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
DEPOSITARY RECEIPTS. The Fund may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. ADRs and ADSs are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe that evidence a similar ownership arrangement. GDRs are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs and ADSs, in registered form, are designed for use in the US securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into or for which they may be converted or exchanged, as well as risks associated with foreign investments.
FOREIGN INVESTMENT RISKS. The Fund may invest in foreign equity and/or debt securities. Foreign debt securities include certain foreign bank obligations and US dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.
Foreign Market Risk. Funds that may invest in foreign securities offer the potential for more diversification than funds that invest only in the United States because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, such investments involve special risks not present in US investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US.
Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect securities prices and impair the Fund's ability to purchase or sell foreign securities, transfer the Fund's assets or income back into the United States, or otherwise adversely affect the Fund's operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.
Foreign Market Disruption and Geopolitical Risks.  International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the global outbreak of the novel coronavirus disease (COVID-19) or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the US and foreign financial markets and may cause further long-term economic uncertainties in the United States and worldwide generally.
Currency Risk and Exchange Risk. Securities in which the Fund invests may be denominated or quoted in currencies other than the US dollar. Changes in foreign currency exchange rates will affect the value of the Fund's holdings. Generally, when the US dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer US dollars. Conversely, when the US dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more US dollars. This risk, generally known as “currency risk,” means that a stronger US dollar will reduce returns for US investors while a weak US dollar will increase those returns.
Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers, and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the US securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as US accounting standards, it may be harder for Fund management to completely and accurately determine a company's financial condition.
Certain Risks of Holding Fund Assets Outside the United States. The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.
Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of US investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.
Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, thereby reducing the amount available for distribution to shareholders.
EXCHANGE-TRADED FUNDS. The Fund may invest in ETFs. ETFs, which may be unit investment trusts or mutual funds, typically hold portfolios of securities designed to track the performance of various broad securities indexes or sectors of such indexes. ETFs provide another means, in addition to futures and options on indexes, of including stock index exposure in the Fund’s investment strategies. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such ETF. In addition, an investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies, and policies.
Moreover, to the extent an ETF holds securities traded in markets that close at a different time from the ETF's listing exchange, liquidity in such securities may be reduced after the applicable closing times. In addition, during the time when the ETF's listing exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the ETF's shares' NAV may widen.

MONEY MARKET FUND REFORM. In July 2023, the SEC adopted amendments to the rules that govern registered money market funds. The reforms impact money market funds differently depending on the types of investors permitted to invest in a fund, the types of securities in which a fund may invest, and the principal investments of a money market fund. These amendments, among other changes: (i) modify the existing liquidity fee framework for non-government money market funds; (ii) increase required weekly liquid asset and daily liquid asset minimums, effective April 2, 2024; (iii) require institutional prime and institutional tax-exempt money market funds to impose a mandatory liquidity fee when daily net redemptions exceed certain levels unless the amount of the fee determined by the fund is less than 0.01% of the value of the shares redeemed, effective October 2, 2024; and (iv) allow government money market funds and retail money market funds to engage in certain practices in order to maintain a stable NAV in a negative interest rate environment. When implemented, such amendments could impact the Funds' operations, performance, yields, and operating expenses.
Investment Restrictions
Listed below are certain fundamental investment restrictions of the Fund. They may not be changed without the vote of a majority of the Fund's outstanding voting securities.
(1) The Fund does not underwrite the securities of other insurers, except where it may be deemed to be an “underwriter” for purposes of the 1933 Act, in connection with the registration and/or sale of any illiquid securities it holds.
(2) The Fund does not buy or sell commodities or commodity contracts, except that the Fund may purchase and sell futures contracts and related options.
(3) The Fund does not purchase securities on margin; provided that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions, and that the deposit or payment of money of initial or maintenance margin in connection with otherwise permissible futures or options is not considered the purchase of a security on margin.
(4) The Fund does not borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1∕3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Reverse repurchase agreements are not considered borrowing for purposes of this restriction.
(5) The Fund does not issue senior securities, except as permitted under the 1940 Act and rules thereunder or by SEC order, SEC release, no-action letter, or similar relief or interpretations. Collateral arrangements entered into by a Fund with respect to futures contracts or options and the writing of options are not deemed to be the issuance of a senior security.
(6) The Fund does not buy or sell real estate, although the Fund may buy or sell securities that are secured by real estate, securities of real estate investment trusts and of other issuers that engage in real estate operations, mortgage-backed securities, mortgage participations, or other instruments supported or secured by interests in real estate, and the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.
(7) The Fund will not make loans, except loans of the Fund's assets, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act and rules thereunder or by SEC order, SEC release, no-action letter, or similar relief or interpretations. The following shall not be considered the making of a loan: the acquisition of bonds, debentures or other debt instruments, or participations or other interests therein; or investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to the foregoing.
(8) The Fund will not concentrate its investments in any one industry (no more than 25% of the value of the Fund's assets will be invested in any one industry).
The Fund also follows the following non-fundamental investment restrictions, which may be changed with approval of the Fund's Board:
(1) The Fund will not invest in futures contracts or related options.
(2) The Fund does not sell short, or buy, sell or write put or call options or combinations of such options. (3) The Fund does not invest for the purpose of exercising control or management.

FUND MANAGEMENT
Portfolio Management
The table below provides additional information concerning other accounts managed by the individuals who serve as the Fund's portfolio managers. Information provided is as of December 31, 2023. Figures appearing in italics typeface denote accounts for which compensation is based on performance. Following the table is an explanation of the policies of Jennison Associates LLC (or Jennison) with respect to portfolio manager compensation and portfolio manager conflicts of interest.
Other Accounts Managed by the Portfolio Managers
Subadviser	Portfolio Manager	Registered Investment Companies/Market Value	Other Pooled Investment Vehicles/Market Value	Other Accounts/Market Value*	Ownership of Fund Securities
Jennison Associates LLC	Blair A. Boyer	17/$61,872,834,855 1/$11,760,136,840	10/$14,957,412,493	32/$10,047,464,075	None
	Kathleen A. McCarragher	17/$61,872,834,855 1/$11,760,136,840	10/$15,184,295,009	11/$1,732,482,108	None
	Natasha Kuhlkin*	16/$50,112,698,015	12/$15,133,308,022	25/$2,550,505,297	None
* Other Accounts excludes the assets and number of accounts that are managed using model portfolios.
Jennison Associates LLC
COMPENSATION. Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Jennison recognizes individuals for their achievements and contributions and continues to promote those who exemplify the same values and level of commitment that are hallmarks of the organization.
Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross-of-fee pre-tax performance of accounts or composites of accounts managed by Jennison.
Investment professionals are compensated with a combination of base salary and cash bonus. Overall firm profitability determines the size of the investment professional compensation pool. In general, the cash bonus represents the majority of an investment professional’s compensation.
Investment professionals’ total compensation is determined through a process that evaluates numerous qualitative and quantitative factors. Not all factors are applicable to every investment professional, and there is no particular weighting or formula for considering the factors.
The factors reviewed for the portfolio managers are listed below.
The quantitative factors reviewed for the portfolio managers may include:
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One-, three-, five-year and longer term pre-tax investment performance for groupings of accounts managed in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value). Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation.
■
The investment professional’s contribution to client portfolio’s pre-tax one-, three-, five-year and longer-term performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, and the investment professional’s respective coverage universes.
The qualitative factors reviewed for the portfolio managers may include:
■
The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;
■
Qualitative factors such as teamwork and responsiveness;
■
Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation; and
■
Historical and long-term business potential of the product strategies.

Potential Conflicts of Interest
Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.
Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.
Long only accounts/long-short accounts: Jennison manages accounts in strategies that hold only long securities positions as well as accounts in strategies that are permitted to sell securities short. As a result, Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. For example, Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Jennison also permits securities that are held long by one fundamental portfolio manager to be held short by another fundamental portfolio manager. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. By the same token, sales in a long only account can increase the value of a short position while shorting could create an opportunity to purchase a long position at a lower price. As a result, we have conflicts of interest in determining the timing and direction of investments.
Multiple strategies: Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.
Investments at different levels of an issuer’s capital structure: To the extent different clients invest across multiple strategies or asset classes, Jennison may invest client assets in the same issuer, but at different levels in the capital structure. Interests in these positions could be inconsistent or in potential or actual conflict with each other.
Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers: Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, at times Jennison’s affiliates provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides “seed capital” or other capital for a fund or account, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund or account. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing “seeded” accounts alongside “non-seeded” accounts can create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison. Jennison could have an incentive to favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.
Non-discretionary accounts or models: Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. Recommendations for some non-discretionary models that are derived from discretionary portfolios are communicated after the discretionary portfolio has traded. The non-discretionary clients could be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients. Discretionary clients could be disadvantaged if the non-discretionary clients receive their model investment portfolio and start trading before Jennison has started trading for the discretionary clients.
Higher fee paying accounts or products or strategies: Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising non-discretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.

Personal interests: The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.
How Jennison Addresses These Conflicts of Interest
The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, aggregation and timing of investments. Portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.
Additionally, Jennison has developed policies and procedures that seek to address, mitigate and assess these conflicts of interest.
■
Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly. These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (“IPOs”) and new issues, and the allocation of transactions across multiple accounts.
■
Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long by the same portfolio manager.
■
Jennison has adopted procedures to review allocations or performance dispersion between accounts with performance fees and non-performance fee based accounts and to review overlapping long and short positions among long accounts and long-short accounts.
■
Jennison has adopted a code of ethics and policies relating to personal trading.
■
Jennison has adopted a conflicts of interest policy and procedures.
■
Jennison provides disclosure of these conflicts as described in its Form ADV brochure.
MANAGEMENT OF THE FUND
Information pertaining to the Directors and officers of the Fund is set forth below. The Directors are also referred to as “Board Members.” Board Members who are not deemed to be interested persons of the Fund as defined in the 1940 Act are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members oversee the operations of the Fund and appoint officers who are responsible for the day-to-day business decisions based on policies set by the Board.
Independent Board Members
Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Susan Davenport Austin 1967 No. of Portfolios Overseen: 60
Chief Operating Officer of Grace Church School
(since July 2023) and Chief Financial Officer of
Grace Church School (since September 2019);
President, Candide Business Advisors, Inc.
(since 2011); formerly Senior Managing Director
of Brock Capital (2014-2019); formerly Vice
Chairman (2013-2017), Senior Vice President
and Chief Financial Officer (2007-2012) and
Vice President of Strategic Planning and
Treasurer (2002-2007) of Sheridan
Broadcasting Corporation; formerly President of
Sheridan Gospel Network (2004-2014).

Director of NextEra Energy Partners, LP (NYSE:
NEP) (since February 2015); Member of the
Board of Directors, Hubbard Radio, LLC (since
2011); formerly Chairman (2011-2014),
formerly Presiding Director (2014-2017) and
formerly Member of the Board of Directors,
Broadcast Music, Inc. (2007-2024); formerly
Member of the Board of Directors, The
MacDowell Colony (2010-2021).
Since February 2011

Independent Board Members
Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Sherry S. Barrat 1949 No. of Portfolios Overseen: 60
Formerly Vice Chairman of Northern Trust
Corporation (financial services and banking
institution) (2011-June 2012); formerly
President, Personal Financial Services, Northern
Trust Corporation (2006-2010); formerly
Chairman & CEO, Western US Region, Northern
Trust Corporation (1999-2005); formerly
President & CEO, Palm Beach/Martin County
Region, Northern Trust.
		Lead Director of NextEra Energy, Inc. (NYSE: NEE) (since May 2020); Director of NextEra Energy, Inc. (since 1998); Director of Arthur J. Gallagher & Company (since July 2013).	Since January 2013
Jessica M. Bibliowicz 1959 No. of Portfolios Overseen: 60
Chairman of the Board of Fellows of Weill
Cornell Medicine (since 2014); Director of Apollo
Global Management, Inc. (since 2022); formerly
Chief Executive Officer (1999-2013) of National
Financial Partners (independent distributor of
financial services products).
		Formerly Director of the Asia-Pacific Fund, Inc. (2006-2019); formerly Director of Sotheby’s (2014-2019) auction house and art-related finance.	Since September 2014
Kay Ryan Booth 1950 No. of Portfolios Overseen: 60
Trinity Investors (since September 2014);
formerly, Managing Director of Cappello
Waterfield & Co. LLC (2011-2014); formerly Vice
Chair, Global Research, J.P. Morgan (financial
services and investment banking institution)
(June 2008-January 2009); formerly Global
Director of Equity Research, Bear Stearns & Co.,
Inc. (financial services and investment banking
institution) (1995-2008); formerly Associate
Director of Equity Research, Bear Stearns & Co.,
Inc. (1987-1995).
		None.	Since January 2013
Stephen M. Chipman 1961 No. of Portfolios Overseen: 60
Formerly Group Managing Director, International
Expansion and Regional Managing Director,
Americas of Vistra (June 2018-June 2019);
formerly Chief Executive Officer and Director of
Radius (2016-2018); formerly Senior Vice
Chairman (January 2015-October 2015) and
Chief Executive Officer (January 2010-December
2014) of Grant Thornton LLP.

Board of Directors of Willis Towers Watson
Public Limited Company (WTW) (since April
2023); Chairman of the Board of Auxadi Holdco,
S.L. (since February 2022); Non-Executive
Director of Auxadi Holdco, S.L (since November
2020); Non-Executive Director of Stout (since
January 2020); formerly Non-Executive Director
of Clyde & Co. (January 2020-June 2021);
Formerly Non-Executive Chairman (September
2019-January 2021) of Litera Microsystems.
Since January 2018
Robert F. Gunia 1946 No. of Portfolios Overseen: 60
Director of ICI Mutual Insurance Company (June
2020-June 2023; June 2016-2019; June
2012-June 2015); formerly Chief Administrative
Officer (September 1999-September 2009) and
Executive Vice President (December
1996-September 2009) of PGIM Investments
LLC; formerly Executive Vice President (March
1999-September 2009) and Treasurer (May
2000-September 2009) of Prudential Mutual
Fund Services LLC; formerly President (April
1999-December 2008) and Executive Vice
President and Chief Operating Officer
(December 2008-December 2009) of Prudential
Investment Management Services LLC; formerly
Chief Administrative Officer, Executive Vice
President and Director (May 2003-September
2009) of AST Investment Services, Inc.
		Formerly Director (1989-2019) of The Asia Pacific Fund, Inc.	Since July 2003

Independent Board Members
Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Thomas M. O'Brien 1950 No. of Portfolios Overseen: 60
Chairman, Chief Executive Officer and President
of Sterling Bancorp (since June 2020);
Chairman, Chief Executive Officer and President
of Sterling Bank and Trust, F.S.B.; formerly Vice
Chairman of Emigrant Bank and President of its
Naples Commercial Finance Division (October
2018-March 2020); formerly Director, President
and CEO Sun Bancorp, Inc. N.A. (NASDAQ:
SNBC) and Sun National Bank (July
2014-February 2018); formerly Consultant,
Valley National Bancorp, Inc. and Valley
National Bank (January 2012-June 2012);
formerly President and COO (November
2006-April 2017) and CEO (April
2007-December 2011) of State Bancorp, Inc.
and State Bank; formerly Vice Chairman
(January 1997-April 2000) of North Fork Bank;
formerly President and Chief Executive Officer
(December 1984-December 1996) of North Side
Savings Bank; formerly President and Chief
Executive Officer (May 2000-June 2006) Atlantic
Bank of New York.

Formerly Director, Sun Bancorp, Inc. N.A.
(NASDAQ: SNBC) and Sun National Bank (July
2014-February 2018); formerly Director,
BankUnited, Inc. and BankUnited N.A. (NYSE:
BKU) (May 2012-April 2014); formerly Director
(April 2008-January 2012) of Federal Home Loan
Bank of New York; formerly Director (December
1996-May 2000) of North Fork Bancorporation,
Inc.; formerly Director (May 2000-April 2006) of
Atlantic Bank of New York; Director (November
2006-January 2012) of State Bancorp, Inc.
(NASDAQ: STBC) and State Bank of Long Island.
Since July 2003

Interested Board Member
Timothy S. Cronin 1965 No. of Portfolios Overseen: 60
Vice President of Prudential Annuities (since
May 2003); Senior Vice President of PGIM
Investments LLC (since May 2009); Chief
Investment Officer and Strategist of Prudential
Annuities (since January 2004); Director of
Investment & Research Strategy (since February
1998); President of AST Investment Services,
Inc. (since March 2006).
	None.	Since October 2009

Officers(a)
Name Year of Birth Position	Principal Occupation(s) During the Past Five Years	Length of Service as Officer
Ken Allen 1969 Vice President	Vice President of Investment Management (since December 2009).	Since June 2019
Claudia DiGiacomo 1974 Chief Legal Officer and Assistant Secretary
Chief Legal Officer (since September 2023) of the PGIM Credit
Income Fund and the PGIM Rock ETF Trust; Chief Legal Officer
(since September 2022) of the PGIM Private Credit Fund; Chief
Legal Officer (since July 2022) of the PGIM Private Real Estate
Fund, Inc.; Chief Legal Officer, Executive Vice President and
Secretary of PGIM Investments LLC (since August 2020); Chief
Legal Officer of Prudential Mutual Fund Services LLC (since
August 2020); Chief Legal Officer of PIFM Holdco, LLC (since
August 2020); Vice President and Corporate Counsel (since
January 2005) of Prudential; and Corporate Counsel of AST
Investment Services, Inc. (since August 2020); formerly Vice
President and Assistant Secretary of PGIM Investments LLC
(2005-2020); formerly Associate at Sidley Austin Brown & Wood
LLP (1999-2004).
Since December 2005

Officers(a)
Name Year of Birth Position	Principal Occupation(s) During the Past Five Years	Length of Service as Officer
Andrew R. French 1962 Secretary
Vice President (since December 2018) of PGIM Investments LLC;
Secretary (since September 2023) of the PGIM Credit Income
Fund and the PGIM Rock ETF Trust; Secretary (since September
2022) of the PGIM Private Credit Fund; Secretary (since March
2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice
President and Corporate Counsel (2010-2018) of Prudential;
formerly Director and Corporate Counsel (2006-2010) of
Prudential; Vice President and Assistant Secretary (since January
2007) of PGIM Investments LLC; Vice President and Assistant
Secretary (since January 2007) of Prudential Mutual Fund
Services LLC.
Since October 2006
Melissa Gonzalez 1980 Assistant Secretary
Vice President and Corporate Counsel (since September 2018) of
Prudential; Vice President and Assistant Secretary (since August
2020) of PGIM Investments LLC; Assistant Secretary (since
September 2023) of the PGIM Credit Income Fund and the PGIM
Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March
2022) of the PGIM Private Real Estate Fund, Inc.; formerly
Director and Corporate Counsel (March 2014-September 2018) of
Prudential.
Since March 2019
Patrick E. McGuinness 1986 Assistant Secretary
Vice President and Assistant Secretary (since August 2020) of
PGIM Investments LLC; Director and Corporate Counsel (since
February 2017) of Prudential; Assistant Secretary (since
September 2023) of the PGIM Credit Income Fund and the PGIM
Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March
2022) of the PGIM Private Real Estate Fund, Inc.
Since June 2020
Debra Rubano 1975 Assistant Secretary
Vice President and Corporate Counsel (since November 2020) of
Prudential; Assistant Secretary (since September 2023) of the
PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant
Secretary (since September 2022) of the PGIM Private Credit
Fund; Assistant Secretary (since March 2022) of the PGIM Private
Real Estate Fund, Inc; formerly Director and Senior Counsel of
Allianz Global Investors U.S. Holdings LLC (2010-2020) and
Assistant Secretary of numerous funds in the Allianz fund
complex (2015-2020).
Since March 2021
George Hoyt 1965 Assistant Secretary
Vice President and Corporate Counsel of Prudential (since
September 2023); Assistant Secretary for PGIM Credit Income
Fund, PGIM Private Credit Fund, PGIM Private Real Estate Fund,
Inc. and PGIM Rock ETF Trust (since September 2023); formerly
Associate General Counsel of Franklin Templeton and Secretary
and Chief Legal Officer of certain funds in the Franklin Templeton complex (2020- 2023) and Managing Director (2016-2020) and
Associate General Counsel for Legg Mason, Inc. and its
predecessors (2004-2020).
Since March 2024
Devan Goolsby 1991 Assistant Secretary
Vice President and Corporate Counsel of Prudential (since May
2023); Assistant Secretary for PGIM Credit Income Fund, PGIM
Private Credit Fund, PGIM Private Real Estate Fund, Inc. and
PGIM Rock ETF Trust (since September 2023); formerly Associate at Eversheds Sutherland (US) LLP (2021-2023); Compliance
Officer at Bloomberg LP (2019-2021); and an Examiner at the
Financial Industry Regulatory Authority (2015-2019).
Since March 2024

Officers(a)
Name Year of Birth Position	Principal Occupation(s) During the Past Five Years	Length of Service as Officer
Andrew Donohue 1972 Chief Compliance Officer
Chief Compliance Officer (since May 2023) of the PGIM Funds,
Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc.,
PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield
Opportunities Fund, Advanced Series Trust, The Prudential Series
Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund,
PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer of
AST Investment Services, Inc. (since October 2022); Vice
President, Chief Compliance Officer of PGIM Investments LLC
(since September 2022); Chief Compliance Officer (since
September 2023) of the PGIM Credit Income Fund and the PGIM
Rock ETF Trust; formerly various senior compliance roles within
Principal Global Investors, LLC., global asset management for
Principal Financial (2011-2022), most recently as Global Chief
Compliance Officer (2016-2022).
Since May 2023
Kelly Florio 1978 Anti-Money Laundering Compliance Officer
Vice President, Corporate Compliance, Global Compliance
Programs and Compliance Risk Management (since December
2021) of Prudential; formerly Head of Fraud Risk Management
(October 2019-December 2021) at New York Life Insurance
Company; formerly Head of Key Risk Area Operations (November
2018-October 2019), Director of the US Anti-Money Laundering
Compliance Unit (2009-2018) and Bank Loss Prevention
Associate (2006-2009) at MetLife.
Since June 2022
Christian J. Kelly 1975 Chief Financial Officer
Vice President, Global Head of Fund Administration of PGIM
Investments LLC (since November 2018); Chief Financial Officer
(since March 2023) of PGIM Investments mutual funds, closed
end funds , the PGIM ETF Trust, and Advanced Series Trust, The
Prudential Series Fund and Prudential's Gibraltar Fund,
Inc.; Chief Financial Officer (since September 2023) of the PGIM
Credit Income Fund and the PGIM Rock ETF Trust; Chief Financial
Officer of PGIM Private Credit Fund (since September 2022);
Chief Financial Officer of PGIM Private Real Estate Fund, Inc.
(since July 2022); formerly Treasurer and Principal Financial
Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust
Portfolios, Prudential Series Funds and Prudential Gibraltar Fund;
formerly Treasurer and Principal Financial Officer (March 2022 –
July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly
Director of Fund Administration of Lord Abbett & Co. LLC
(2009-2018), Treasurer and Principal Accounting Officer of the
Lord Abbett Family of Funds (2017-2018); Director of Accounting,
Avenue Capital Group (2008-2009); Senior Manager, Investment
Management Practice of Deloitte & Touche LLP (1998-2007).
Since January 2019
Elyse M. McLaughlin 1974 Treasurer and Principal Accounting Officer
Vice President (since 2017) within PGIM Investments Fund
Administration; Treasurer and Principal Accounting Officer of the
Advanced Series Trust, the Prudential Series Fund and the
Prudential's Gibraltar Fund, Inc. (since March 2023); Treasurer and Principal Accounting Officer (since September 2023) of the
PGIM Rock ETF Trust; Assistant Treasurer (since September 2023)
of the PGIM Credit Income Fund; Treasurer and Principal
Accounting Officer (since September 2022) of the PGIM Private
Credit Fund; Assistant Treasurer (since March 2022) of the PGIM
Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM
Investments mutual funds, closed end funds and the PGIM ETF
Trust (since October 2019); formerly Director (2011-2017) within
PGIM Investments Fund Administration.
Since October 2019
Lana Lomuti 1967 Assistant Treasurer
Vice President (since 2007) within PGIM Investments Fund
Administration; formerly Assistant Treasurer (December
2007-February 2014) of The Greater China Fund, Inc.; formerly
Director (2005-2007) within PGIM Investments Fund
Administration.
Since April 2014

Officers(a)
Name Year of Birth Position	Principal Occupation(s) During the Past Five Years	Length of Service as Officer
Russ Shupak 1973 Assistant Treasurer
Vice President (since 2017) within PGIM Investments Fund
Administration; Treasurer and Principal Accounting Officer of
PGIM Investments mutual funds, closed end funds and the PGIM
ETF Trust (since March 2023); Treasurer and Principal Accounting
Officer (since September 2023) of the PGIM Credit Income Fund;
Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer
(since September 2023) of the PGIM Rock ETF Trust; Assistant
Treasurer (since September 2022) of the PGIM Private Credit
Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of
Advanced Series Trust, The Prudential Series Fund and
Prudential's Gibraltar Fund, Inc. (since October 2019);  formerly
Director (2013-2017) within PGIM Investments Fund
Administration.
Since October 2019
Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019
Robert W. McCormack 1973 Assistant Treasurer
Vice President (since 2019) within PGIM Investments Fund
Administration; Assistant Treasurer (since March 2023) of PGIM
Investments mutual funds, closed end funds, PGIM ETF Trust,
and Advanced Series Trust, The Prudential Series Fund and
Prudential's Gibraltar Fund, Inc.; Assistant Treasurer (since
September 2023) of the PGIM Credit Income Fund and the PGIM
Rock ETF Trust; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March
2022) of the PGIM Private Real Estate Fund, Inc.; formerly
Director (2016-2019) within PGIM Investments Fund
Administration; formerly Vice President within Goldman, Sachs &
Co. Investment Management Controllers (2008-2016), Assistant
Treasurer of Goldman Sachs Family of Funds (2015-2016).
Since March 2023
Alina Srodecka, CPA 1966 Assistant Treasurer
Vice President of Tax at Prudential Financial, Inc. (Since August
2007); formerly Director of Tax at MetLife (January 2003 – May
2006); formerly Tax Manager at Deloitte & Touché (October 1997
– January 2003); formerly Staff Accountant at Marsh &
McLennan (May 1994 – May 1997).
Since June 2017
(a) Excludes Mr. Cronin, an Interested Board Member who also serves as President and Principal Executive Officer of the Trust.
Explanatory Notes to Tables:
Timothy Cronin is an Interested Board Member because he is an officer of the Fund and an officer of the Manager.
Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments, 655 Broad Street, 6th floor, Newark, New Jersey 07102.
There is no set term of office for Board Members or Officers. The Independent Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Board Member.
As used in the Officer’s table, “Prudential” means The Prudential Insurance Company of America.
“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.
“No. of Portfolios Overseen” includes all investment companies managed by PGIM Investments and/or ASTIS that are overseen by the Board Member. The investment companies for which PGIM Investments and/or ASTIS serves as Manager include PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Rock ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM Credit Income Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential's Gibraltar Fund, Inc. and the Advanced Series Trust.
COMPENSATION OF BOARD MEMBERS AND OFFICERS. Pursuant to a Management Agreement with the Fund, the Investment Manager pays all compensation of Board Members, officers and employees of the Fund, other than the fees and expenses of Board Members who are not affiliated persons of the Investment Manager or any Subadviser (Independent Board Members). The Fund pays each of its Independent Board Members annual compensation in addition to certain out-of-pocket expenses. Board Members who serve on Board Committees may receive additional compensation.
Independent Board Members may defer receipt of their compensation pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues deferred Board Members' compensation daily which, in turn, accrues interest at a rate equivalent to the prevailing rate to 90-day US Treasury Bills at the beginning of each calendar quarter or, at the daily rate of return of one or more funds managed by the Investment Manager chosen by the Board Member. Payment of the interest so accrued is also deferred and becomes payable at the option of the Board Member. The Fund's obligation to make payments of deferred Board Members' compensation, together with interest thereon, is a general obligation of the Fund. The Fund does not have a retirement or pension plan for its Board Members.
The following table sets forth the aggregate compensation paid by the Fund for the Fund's most recently completed fiscal year to the Independent Board Members for service on the Fund's Board, and the Board of any other investment company in the Fund Complex for the most recently completed calendar year. Board Members and officers who are “interested persons” of the Fund (as defined in the 1940 Act) do not receive compensation from the Fund Complex.
Name	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex*(1)
Compensation Received by Independent Board Members
Susan Davenport Austin	$1,530	None	None	$440,000 (3/61)**
Sherry S. Barrat	$1,530	None	None	$440,000 (3/61)**
Jessica M. Bibliowicz	$1,530	None	None	$440,000 (3/61)**
Kay Ryan Booth	$1,530	None	None	$440,000 (3/61)**
Stephen M. Chipman***	$1,530	None	None	$440,000 (3/61)**
Robert F. Gunia***	$1,530	None	None	$440,000 (3/61)**
Thomas M. O'Brien	$1,640	None	None	$565,000 (3/61)**
Explanatory Notes to Compensation Table
(1) Compensation relates to portfolios that were in existence and having investment operations during 2023.
* “Fund Complex” includes Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., the PGIM Funds, and any other funds that are managed by PGIM Investments LLC and /or ASTIS.
** Number of funds and portfolios represent those in existence as of December 31, 2023, and excludes funds that have merged or liquidated during the year. Additionally, the number of funds and portfolios includes those which are approved as of December 31, 2023, however may commence operations after that date. No compensation is paid out from such funds/portfolios.
*** Under the deferred fee agreement for the PGIM Investments-managed funds, certain Board Members have elected to defer all or part of their total compensation. The amount of compensation deferred during the year ended December 31, 2023, amounted to $400,000, and $140,000 for Messrs. Chipman and Gunia, respectively. Under the deferred fee arrangement, these amounts are deposited into a trust held for the benefit of participating Board Members and are not continuing obligations of the Fund.
BOARD COMMITTEES. The Board has established four standing committees in connection with governance of the Fund—Audit, Compliance, Governance, and Investment Review and Risk. Information on the membership of each standing committee and its functions is set forth below.
Audit Committee. The Board has determined that each member of the Audit Committee is not an “interested person” as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund's independent registered public accounting firm, accounting policies and procedures, and other areas relating to the Fund's auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Fund. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Investment Manager and (2) any entity in a control relationship with the Investment Manager that provides ongoing services to the Fund, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Fund. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm's responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee Charter is available at www.prudential.com/variableinsuranceportfolios. The number of Audit Committee meetings held during the Fund's most recently completed fiscal year is set forth in the table below.
The membership of the Audit Committee is set forth below:
Stephen M. Chipman (Chair)
Susan Davenport Austin
Robert F. Gunia
Thomas M. O’Brien (ex officio)
Compliance Committee. The Compliance Committee serves as a liaison between the Board and the Fund’s Chief Compliance Officer (CCO). The Compliance Committee is responsible for considering, in consultation with the Board's Chair and outside counsel, any material compliance matters that are identified and reported by the CCO to the Compliance Committee between Board meetings. The

Compliance Committee is also responsible for considering, when requested by the CCO, the CCO's recommendations regarding the materiality of compliance matters to be reported to the Board. The Compliance Committee reviews compliance matters that it determines warrant review between Board meetings. Further, when the CCO wishes to engage an independent third party to perform compliance-related work at the Fund’s expense, the Compliance Committee and CCO will evaluate which third party to recommend to the Board as well as the appropriate scope of the work. The number of Compliance Committee meetings held during the Fund's most recently completed fiscal year is set forth in the table below. The Compliance Committee Charter is available on the Fund's website at www.prudential.com/variableinsuranceportfolios.
The membership of the Compliance Committee is set forth below:
Robert F. Gunia (Chair)
Sherry S. Barrat
Jessica M. Bibliowicz
Kay Ryan Booth
Thomas M. O’Brien (ex officio)
Governance Committee. The Governance Committee of the Board is responsible for nominating Directors and making recommendations to the Board concerning Board composition, committee structure and governance, director compensation and expenses, director education, and governance practices. The Board has determined that each member of the Governance Committee is not an “interested person” as defined in the 1940 Act. The number of Governance Committee meetings held during the Fund's most recently completed fiscal year is set forth in the table below. The Governance Committee Charter is available on the Fund's website at www.prudential.com/variableinsuranceportfolios.
The membership of the Governance Committee is set forth below:
Susan Davenport Austin (Chair)
Sherry S. Barrat
Jessica M. Bibliowicz
Kay Ryan Booth
Stephen M. Chipman
Thomas M. O’Brien (ex officio)
Investment Review and Risk Committee (IRRC). The IRRC consists of all members of the Board and is chaired by Ms. Bibliowicz. Ms. Barrat and Ms. Booth serve as Vice Chairs of the IRRC. The Board created the IRRC to help the Board in reviewing certain types of risk, especially those risks related to portfolio investments, the subadvisers for the Fund and other related risks. The responsibilities of the IRRC include, but are not limited to: reviewing written materials and reports pertaining to Fund performance, investments and risk from subadvisers, SIRG, and others; considering presentations from subadvisers, the Investment Manager, SIRG or other service providers on matters relating to Fund performance, investments and risk; and periodically reviewing management’s evaluation of various types of risks to the Fund. The number of IRRC meetings held during the Fund’s most recently completed fiscal year is set forth in the table below.
LEADERSHIP STRUCTURE AND QUALIFICATIONS OF THE BOARD OF DIRECTORS. The Board is responsible for oversight of the Fund. The Fund has engaged the Investment Manager to manage the Fund on a day-to-day basis. The Board oversees the Investment Manager and certain other principal service providers in the operations of the Fund. The Board is currently composed of eight members, seven of whom are Independent Directors. Under normal circumstances, the Board meets at regularly scheduled meetings ten times throughout the year. In addition, the Board Members may meet at special meetings. As described above, the Board has established four standing committees—Audit, Compliance, Governance, and Investment Review and Risk—and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Directors have also engaged independent legal counsel to assist them in fulfilling their responsibilities.
The Board is chaired by an Independent Director. As Chair, this Independent Director leads the Board in its activities. Also, the Chair acts as a member or an ex-officio member of each standing committee and any ad hoc committee of the Board. The Directors have determined that the Board's leadership and committee structure is appropriate because the Board believes it sets the proper tone to the relationships between the Fund, on the one hand, and the Investment Manager, the subadviser(s) and certain other principal service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees.
The Board has concluded that, based on each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director should serve as a Director. Among other attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Fund, and to exercise reasonable business judgment in the performance of their duties as Directors. In addition, the Board has taken into account the actual service and commitment of the Directors during their tenure in concluding that each should continue to serve. A Director's ability to perform his or her duties effectively may have been attained through a Director's educational background or professional training; business, consulting, public service or academic positions; experience from service as a Director of the Fund, other funds in the Fund Complex, public companies, or non-profit entities or other organizations; or other experiences. Set forth below is a brief discussion of the specific experience qualifications, attributes or skills of each Director that led the Board to conclude that he or she should serve as a Director.
Susan Davenport Austin. Ms. Austin currently serves as Chief Operating Officer and Chief Financial Officer of Grace Church School. In addition to her experience in senior leadership positions with private companies, Ms. Austin has more than 10 years of experience in the investment banking industry, and has experience serving on boards of other public companies, private companies and non-profit entities.
Sherry S. Barrat. Ms. Barrat has more than 35 years of experience in senior leadership positions in the financial services and banking industries. In addition, Ms. Barrat has over 10 years of experience serving on boards of other public companies and non-profit entities.
Jessica M. Bibliowicz. Ms. Bibliowicz has more than 25 years of experience in senior leadership positions in the financial services and investment management industries. In addition, Ms. Bibliowicz also has experience in serving on the boards of other public companies, investment companies, and non-profit organizations.
Kay Ryan Booth. Ms. Booth has more than 35 years of experience in senior leadership positions in the investment management and investment banking industries. Ms. Booth is currently an Advisory Partner of Trinity Investors. In addition to her experience in senior leadership positions with private companies, Ms. Booth has experience serving on the boards of other entities.
Stephen M. Chipman. Mr. Chipman has more than 34 years of experience with a public accounting firm, serving in various senior leadership positions in Europe, North America and Asia. Mr. Chipman also has experience serving on boards of other entities.
Robert F. Gunia. Mr. Gunia has served for more than 10 years as a Director of mutual funds advised by the Investment Manager or its predecessors. In addition, Mr. Gunia served in senior leadership positions for more than 28 years with the Investment Manager and its affiliates and predecessors.
Thomas M. O’Brien. Mr. O’Brien has served for more than 10 years as a Director of mutual funds advised by the Investment Manager or its predecessors, including some or all of the following funds: Advanced Series Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., and/or other mutual funds advised by the Investment Manager or its predecessors. Mr. O’Brien has more than 25 years of experience in senior leadership positions in the banking industry, and has experience serving on the boards of other entities.
Timothy S. Cronin. Mr. Cronin, an Interested Director of the Fund and other funds advised by the Investment Manager since 2009, served as Vice President of the Fund and other funds advised by the Investment Manager from 2009-2015, as President of the Fund and other funds advised by the Investment Manager since 2015, and has held senior positions with Prudential Financial (and American Skandia, which was purchased by Prudential Financial) since 1998.
Specific details about each Director's professional experience is set forth in the professional biography tables, above.
Risk Oversight. Investing in general and the operation of a mutual fund involve a variety of risks, such as investment risk, liquidity risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Fund. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, the Investment Manager, the administrator to the Fund’s Liquidity Risk Management Program, sub-advisers, the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm, counsel, and internal auditors of the Investment Manager or its affiliates, as appropriate, regarding risks faced by the Fund and the risk management programs of the Investment Manager and certain service providers. The actual day-to-day risk management with respect to the Fund resides with the Investment Manager and other service providers to the Fund, including pursuant to the Board-approved Liquidity Risk Management Program for the Fund. Although the risk management policies of the Investment Manager and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Fund or the Investment Manager, its affiliates, or other service providers.
Selection of Director Nominees. The Governance Committee is responsible for considering Director nominees for Directors at such times as it considers electing new members to the Board. The Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.
A shareholder who wishes to recommend a director for nomination should submit his or her recommendation in writing to the Chair of the Board (Thomas M. O’Brien) or the Chair of the Governance Committee (Susan Davenport Austin), in either case in care of the Fund, at 655 Broad Street, 6th Floor, Newark, New Jersey 07102. At a minimum, the recommendation should include: the name, address, and business, educational, and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” as defined in the 1940 Act; any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation.
Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Fund's Investment Manager) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Fund's outside legal counsel may cause a person to be deemed an “interested person.” Before the Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.
Shareholder Communications with the Board of Directors. Shareholders of the Fund can communicate directly with the Board by writing to the Chair of the Board, c/o the Fund, 1 Corporate Drive, Shelton, Connecticut 06484. Shareholders can communicate directly with an individual Director by writing to that Director, c/o the Fund, 1 Corporate Drive, Shelton, Connecticut 06484. Such communications to the Board or individual Directors are not screened before being delivered to the addressee.
Board Committee Meetings (for most recently completed fiscal year)
Audit Committee	Governance Committee	Compliance Committee	Investment Review and Risk Committee
4	3	4	6
Share Ownership. Information relating to each Board Member's share ownership in the Fund, other funds that are overseen by the respective Board Member as well as any other funds that are managed by the Investment Manager as of the most recently completed calendar year is set forth in the chart below.
Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities Owned by Board Member in All Registered Investment Companies in Fund Complex*
Board Member Share Ownership
Susan Davenport Austin	None	over $100,000
Sherry S. Barrat	None	over $100,000
Jessica M. Bibliowicz	None	over $100,000
Kay Ryan Booth	None	over $100,000
Stephen M. Chipman	None	over $100,000
Timothy S. Cronin	None	over $100,000
Robert F. Gunia	None	over $100,000
Thomas M. O'Brien	None	over $100,000
*Fund Complex includes the Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., the Prudential Funds, and any other funds that are managed by PGIM Investments and /or AST Investment Services, Inc. The above share ownership information relates to portfolios and other registered investment companies in the Fund Complex that were in existence during 2023.

None of the Independent Board Members, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of the most recently completed calendar year.

Investment Advisory & Other Services
Manager & Subadviser
The Investment Manager of the Fund is PGIM Investments, 655 Broad Street,6th floor, Newark, New Jersey 07102-4077. PGIM Investments serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential mutual funds. See “Fund Management” in the Prospectus of the Fund. As of December 31, 2023, PGIM Investments served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and/or as administrator to closed-end investment companies, with aggregate assets of approximately $296.2 billion.
PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial.
Pursuant to a Management Agreement, PGIM Investments, subject to the oversight of the Fund's Board and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention disposition and loan of securities and other assets. In connection therewith, PGIM Investments is obligated to keep certain books and records of the Fund. PGIM Investments has hired a subadviser to provide investment advisory services to the Fund. PGIM Investments also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical, and bookkeeping services which are not being furnished by The Bank of New York Mellon, the Fund's custodian (the Custodian). The management services of PGIM Investments to the Fund are not exclusive under the terms of the Management Agreement and PGIM Investments is free to, and does, render management services to others.
In connection with its management of the corporate affairs of the Fund, PGIM Investments bears the following expenses:
(a) the salaries and expenses of all personnel of the Fund and the Investment Manager, except the fees and expenses of Board Members who are not affiliated persons of the Investment Manager or the Fund's subadviser;
(b) all expenses incurred by the Investment Manager or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund, as described below; and
(c) the costs, expenses and fees payable to the Subadviser, pursuant to a subadvisory agreement between PGIM Investments and the Subadviser (the Subadvisory Agreement).
Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses, including (a) the fee payable to the Investment Manager; (b) the fees and expenses of Directors who are not affiliated with the Investment Manager or the Fund's Subadviser (c) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions; (d) all taxes and corporate fees payable by the Fund to governmental agencies; (e) the cost of fidelity and directors and officers and errors and omissions insurance; (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business; (g) any distribution or service fees; (h) the fees and expenses of the Fund's custodian; and (i) the charges and expenses of legal counsel and the independent registered public accounting firm to the Fund.
The Fund pays a fee to PGIM Investments for the services performed and the facilities furnished by PGIM Investments computed daily and payable monthly, at the annual rate of 0.55% of the Fund's average daily net assets. The amounts paid by the Fund to PGIM Investments for investment management services for the three most recent fiscal years are set forth in the table below.
The Management Agreement provides that the Investment Manager shall not be liable to the Fund for any error of judgment by the Investment Manager or for any loss sustained by the Fund except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damage will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.
The Management Agreement provides that it shall terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Investment Manager or the Fund (by the Board or vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act) upon not more than 60 days' nor less than 30 days' written notice.
PGIM Investments may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Fee waivers and subsidies will increase the Fund's total return. These voluntary waivers may be terminated at any time without notice.

PGIM Investments has entered into a subadvisory agreement with Jennison. The Subadvisory Agreement provides that Jennison furnish investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PGIM Investments continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises Jennison's performance of those services. Pursuant to the Subadvisory Agreement, PGIM Investments compensated Jennison at the annual rate of 0.25% of the Fund's average daily net assets. The amounts paid by PGIM Investments to Jennison for subadvisory services during the three most recent fiscal years are set forth in the table below.
The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, or Jennison upon not less than 30 days' nor more than 60 days' written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.
Management & Subadvisory Fees Paid
	2023	2022	2021
Management Fees Paid to PGIM Investments	$794,369	$886,165	$1,274,211
Subadvisory Fees Paid to Jennison	$361,077	$402,818	$579,200
SEC Order
SEC Manager-of-Managers Order. Pursuant to exemptive orders issued by the SEC, the Fund may hire subadvisers or amend subadvisory agreements, without shareholder approval.
The most recent order imposes the following conditions:
1. Before the Fund may rely on the order requested in the application, the operation of the Fund in the manner described in the application, including the hiring of wholly-owned subadvisers, will be, or has been, approved by a majority of the Fund’s outstanding voting securities as defined in the 1940 Act, which in the case of a master fund will include voting instructions provided by shareholders of the feeder funds investing in such master fund or other voting arrangements that comply with section 12(d)(1)(E)(iii)(aa) of the 1940 Act (or, in the case on an insurance-related Fund, pursuant to the voting instructions provided by contract owners with assets allocated to any registered separate account for which the Fund serves as a funding medium), or, in the case of a new fund whose public shareholders purchase shares on the basis of a prospectus containing the disclosure contemplated by condition 2 below, by the sole initial shareholder before offering the Fund’s shares to the public.
2. The prospectus for the Fund, and in the case of a master fund relying on the requested relief, the prospectus for each feeder fund investing in such master fund, will disclose the existence, substance and effect of any order granted pursuant to the application. The Fund (and any such feeder fund) will hold itself out to the public as employing the multi-manager structure described in the application. The prospectus will prominently disclose that PGIM Investments has the ultimate responsibility, subject to oversight by the Board, to oversee the subadvisers and recommend their hiring, termination, and replacement.
3. PGIM Investments will provide general management services to the Fund, including overall supervisory responsibility for the general management and investment of the Fund’s assets. Subject to review and approval of the Board, PGIM Investments will (a) set the Fund’s overall investment strategies, (b) evaluate, select, and recommend subadvisers to manage all or a portion of the Fund’s assets, and (c) implement procedures reasonably designed to ensure that subadvisers comply with the Fund’s investment objective, policies and restrictions. Subject to review by the Board, PGIM Investments will (a) when appropriate, allocate and reallocate the Fund’s assets among subadvisers; and (b) monitor and evaluate the performance of subadvisers.
4. The Fund will not make any ineligible subadviser changes without the approval of the shareholders of the Fund, which in the case of a master fund will include voting instructions provided by shareholders of the feeder fund investing in such master fund or other voting arrangements that comply with section 12(d)(1)(E)(iii)(aa) of the 1940 Act.
5. The Fund will inform shareholders, and if the Fund is a master fund, shareholders of any feeder funds, of the hiring of a new subadviser within 90 days after the hiring of the new subadviser pursuant to the Modified Notice and Access Procedures.
6. At all times, at least a majority of the Board will be Independent Board Members, and the selection and nomination of new or additional Independent Directors will be placed within the discretion of the then-existing Independent Board Members.
7. Independent legal counsel, as defined in rule 0-1(a)(6) under the 1940 Act, will be engaged to represent the Independent Board Members. The selection of such counsel will be within the discretion of the then-existing Independent Board Members.

8. PGIM Investments will provide the Board, no less frequently than quarterly, with information about the profitability of PGIM Investments with respect to the Fund. The information will reflect the impact on profitability of the hiring or termination of any subadviser during the applicable quarter.
9. Whenever a subadviser is hired or terminated, PGIM Investments will provide the Board with information showing the expected impact on the profitability of PGIM Investments.
10. Whenever a subadviser change is proposed for the Fund with an affiliated subadviser or a wholly-owned subadviser, the Board, including a majority of the Independent Board Members, will make a separate finding, reflected in the Board minutes, that such change is in the best interests of the Fund and its shareholders, and if the Fund is a master fund, the best interests of any applicable feeder funds and their respective shareholders, and does not involve a conflict of interest from which PGIM Investments or the affiliated subadviser or wholly-owned subadviser derives an inappropriate advantage.
11. No Board member or officer of a Prudential investment company, the Fund, or a feeder fund that invests in the Fund that is a master fund, or director, manager or officer of PGIM Investments, will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in a subadviser except for (a) ownership of interests in PGIM Investments or any entity, other than a wholly-owned subadviser, that controls, is controlled by, or is under common control with PGIM Investments, or (b) ownership of less than 1% of the outstanding securities of any class of equity or debt of any publicly traded company that is either a subadviser or an entity that controls, is controlled by, or is under common control with, a subadviser.
12. The Fund and any feeder fund that invests in the Fund that is a master fund will disclose an aggregate fee disclosure in its registration statement.
13. In the event the SEC adopts a rule under the 1940 Act providing substantially similar relief to that requested in the application, the requested order will expire on the effective date of that rule.
14. Any new subadvisory agreement or any amendment to the Fund’s existing investment management agreement or subadvisory agreement that directly or indirectly results in an increase in the aggregate advisory fee rate payable by the Fund will be submitted to the Fund’s shareholders for approval.
Other Service Providers
UNDERWRITER. Prudential Investment Management Services LLC (PIMS), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Fund. Fund shares are sold only to certain separate accounts of Prudential. The offering of Fund shares is continuous. PIMS is a limited liability corporation organized under Delaware law in 1996. PIMS is a registered broker-dealer under the 1934 Act and is a member of the Financial Industry Regulatory Authority, Inc. The principal business address of PIMS is 655 Broad Street, Newark, New Jersey 07102. The Fund does not pay any fee to PIMS.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017-6204 served as the Fund’s independent registered public accounting firm for the most recently completed fiscal year, and in that capacity will audit the annual financial statements for the Fund for the next fiscal year.
SECURITIES LENDING ACTIVITIES. Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (GSAL) serves as the securities lending agent for the Fund and in that role administers the Fund’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Fund and GSAL.
GSAL is responsible for the administration and management of the Fund’s securities lending program, including the preparation and execution of a participant agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with the Fund’s custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral is delivered by the borrower(s), and arranging for the investment of cash collateral received from borrowers in accordance with the Fund’s investment guidelines.
GSAL receives as compensation for its services a portion of the amount earned by the Fund for lending securities.
The table below sets forth, for the Fund’s most recently completed fiscal year, the Fund’s gross income received from securities lending activities, the fees and/or other compensation paid by the Fund for securities lending activities, and the net income earned by the Fund for securities lending activities. The table below also discloses any other fees or payments incurred by the Fund resulting from lending securities.

Securities Lending Activities:
Gross Income from securities lending activities	$437,886
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$(1,603)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral investment vehicle)	$(6,182)
Administrative fees not included in revenue split	$—
Indemnification fee not included in revenue split	$—
Rebate (paid to borrower)	$(413,955)
Other fees not included in revenue split (specify)	$—
Aggregate fees/compensation for securities lending activities	$(421,740)
Net Income from securities lending activities	$16,146

OTHER INFORMATION
Brokerage Allocation & Other Practices
The Fund has adopted a policy pursuant to which the Fund and its Investment Manager, subadviser, and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling Fund shares by directing brokerage transactions to that broker. The Fund has adopted procedures for the purpose of deterring and detecting any violations of the policy. The policy permits the Fund, the Investment Manager, and the subadviser to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interest of the Fund and is not influenced by considerations about the sale of Fund shares.
The Investment Manager is responsible for decisions to buy and sell securities, futures contracts, and options on such securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. On a national securities exchange, broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. On a foreign securities exchange, commissions may be fixed. For purposes of this section, the term “Investment Manager” includes the investment subadviser. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable laws, affiliates of the Investment Manager and/or subadviser (an affiliated broker). Brokerage commissions on U.S. securities, options and futures exchanges or boards of trade are subject to negotiation between the Investment Manager and the broker or futures commission merchant.
In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with an affiliated broker in any transaction in which an affiliated broker acts as principal except in accordance with the rules of the SEC.
In placing orders for portfolio securities of the Fund, the Investment Manager’s overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Investment Manager seeks to effect such transaction at a price and commission that provides the most favorable total cost of proceeds reasonably attainable in the circumstances. The factors that the Investment Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Investment Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Investment Manager's knowledge of the financial stability of the firms; the Investment Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.
When the Investment Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research-related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research-oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultations. Such services are used in connection with some or all of the Investment Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Fund. The Investment Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research-related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Investment Manager believes provide a benefit to the Fund and its other clients. The Investment Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.
When the Investment Manager deems the purchase or sale of equities to be in the best interests of the Fund or its other clients, including Prudential, the Investment Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Investment Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Fund's Board. Portfolio securities may not be purchased from any underwriting or selling syndicate of which any affiliated broker, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.
Subject to the above considerations, an affiliated broker may act as a broker or futures commission merchant for the Fund. In order for an affiliated broker to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees, or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration that would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Board of the Fund, including a majority of the non-interested Board Members, have adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the 1934 Act, an affiliated broker may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. The affiliated broker must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by it from transactions effected for the Fund during the applicable period. Brokerage transactions with an affiliated broker are also subject to such fiduciary standards as may be imposed upon the broker by applicable law. Transactions in options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by the Investment Manager and other investment advisory clients of the Investment Manager. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
The tables below set forth information concerning the payment of brokerage commissions by the Fund, including the amount of brokerage commissions paid to any affiliated broker for the three most recently completed fiscal years:
Brokerage Commissions Paid by the Fund
	2023	2022	2021
Total brokerage commissions paid by the Fund	$14,305	$14,155	$16,000
Total brokerage commissions paid to affiliated brokers	None	None	None
Percentage of total brokerage commissions paid to affiliated brokers	None	None	None
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	None	None	None

Broker-Dealer Securities Holdings
Fund Name	Broker-Dealer	Equity or Debt	Amount
Prudential’s Gibraltar Fund, Inc.	Goldman Sachs & Co. LLC	Equity	$803,945
The table below shows the Fund’s portfolio turnover rates over the two most recently completed fiscal years:
Portfolio Turnover Rate
Fund Name	2023	2022
Prudential’s Gibraltar Fund, Inc.	19%	15%
Code of Ethics
The Board of the Fund has approved Codes of Ethics for the Fund, Jennison, PGIM Investments, and PIMS. The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the SEC.
Taxation of the Fund
Qualification as a Regulated Investment Company
The Fund has elected to be treated as a regulated investment company (a RIC) under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such.

If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including capital gain dividends). If the Fund does not qualify under Subchapter M of the Code, the Fund will be subject to U.S. federal income tax.
Furthermore, if the Fund fails to qualify as a RIC for any taxable year, such failure could cause an insurance company separate account invested in the Fund to fail to satisfy the separate diversification requirements described below, with the result that the contracts supported by that account would no longer be eligible for tax deferral.
Diversification Requirements – Variable Annuity Contracts
To comply with regulations under Section 817(h) of the Code which contains certain diversification requirements, the Fund will be required to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as a single investment for these purposes, and each U.S. government agency or instrumentality is treated as a separate issuer. However, U.S. Treasury regulations provide a “look-through rule” with respect to a segregated asset account’s investments in a RIC for purposes of the applicable diversification requirements, provided certain conditions are satisfied by the RIC. Under this look-through rule, if the Fund limits its shareholders to certain permitted holders, each insurance company separate account investing in the Fund will be treated as owning (as a separate investment) its proportionate share of each asset of the Fund for purposes of meeting its own diversification requirements under Code Section 817(h).
The U.S. federal income tax rules applicable to contract owners vary depending on the contract and whether a tax qualified plan is involved. Contract owners should consult the applicable prospectus or description of the plan for a discussion of and information on the tax consequences of a contract, policy or plan. In addition, contract owners may wish to consult with their tax advisors as to the tax consequences of investing in the Fund, including the application of U.S. federal, state, local and non-U.S. taxes.
As of December 31, 2023, the Fund had no capital loss carryforwards.
Proxy Voting Policies & Recordkeeping Procedures
The Board has delegated to PGIM Investments, as the Fund’s Investment Manager, the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. The Fund authorizes the Investment Manager to delegate, in whole or in part, its proxy voting authority to its investment advisers (subadvisers) or third party vendors, consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any Committee thereof established for that purpose.
The Investment Manager and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Fund. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Investment Manager and the Board maintain a policy of seeking to protect the best interests of the Fund should a proxy issue potentially implicate a conflict of interest between the Fund and the Investment Manager or its affiliates.
The Investment Manager delegates to the Fund's Subadviser the responsibility for voting proxies. The Subadviser is expected to identify and seek to obtain the optimal benefit for the Fund, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Fund and to delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Fund and the interests of the Subadviser or its affiliates. The Investment Manager expects that the Subadviser will notify the Investment Manager at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Investment Manager expects that the Subadviser will deliver to the Investment Manager, or its appointed vendor, information required for the filing of Form N-PX with the SEC.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on the Internet on the SEC's website at www.sec.gov. A summary of the proxy voting policy of the Subadviser to the Fund is set forth below:
JENNISON ASSOCIATES LLC PROXY VOTING POLICY AND PROCEDURES
I.
Policy
Jennison (or the “Company”) has adopted the following policy and related procedures to guide the voting of proxies in a manner that is consistent with Jennison’s fiduciary duties and the requirements of Rule 206(4)-6 under the Advisers Act.

In the absence of any written delegation or when proxy voting authority has been delegated in writing to Jennison by clients, Jennison will exercise this voting authority in each client’s best interests. The Company will not consider its own interests, or those of any affiliates, when voting proxies.
Unless otherwise specified by a client, “best interest” means the client’s best economic interest over the long term, as determined by Jennison’s portfolio managers and analysts (“Investment Professionals”) covering the issuer. We recognize that the nature of ballot issues, including environmental and social issues (“ESG”), can vary widely depending on the company, industry practices, the company's operations and geographic footprint, to name a few, and will consider relevant issues, including ESG issues, in a manner consistent with our fiduciary duties and the goal of maximizing shareholder value.
Jennison's proxy voting policy and procedures and proxy voting records are publicly available on our website. Clients may obtain a copy of our guidelines, as well as the proxy voting records for that client's securities, by contacting the client service representative responsible for the client's account.
II.
Procedures
Proxy Voting Guidelines
Jennison has adopted proxy voting guidelines (“Guidelines”) with respect to certain recurring issues. When Jennison is responsible for voting proxies, Jennison considers these guidelines except, where appropriate, when Jennison accepts custom guidelines.
The Guidelines are reviewed annually and as necessary by the Proxy Team. Proposed revisions to the Guidelines are reviewed and approved by the Company’s Proxy Voting Committee and Investment Professionals when a change is appropriate. The Proxy Team maintains the Guidelines and distributes copies to the Investment Professionals following confirmation of any change. The Guidelines are meant to convey Jennison’s general approach to voting decisions on certain issues. Nevertheless, Investment Professionals are responsible for reviewing all proposals related to fundamental strategies individually and making final decisions based on the merits of each voting opportunity.
If an Investment Professional believes that Jennison should vote in a way that is different from the Guidelines, the Proxy Team is notified. In certain circumstances, an Investment Professional may conclude that different clients should vote in different ways, or that it is in the best interests of some or all clients to abstain from voting. The Proxy Team will notify each Investment Professional's supervisor of any Guideline overrides authorized by that Investment Professional.
The Proxy Team is responsible for maintaining Investment Professionals’ reasons for deviating from the Guidelines.
Client Directed and Jennison Custom Voting Guidelines
Any client’s specific voting instructions must be communicated or confirmed by the client in writing, either through a provision in the investment advisory contract or through other written correspondence. Such instructions may call for Jennison to vote the client’s securities according to the client’s own voting guidelines (“Client Directed Custom Guidelines”), or may indicate that the Company is not responsible for voting the client’s proxies. We try to accommodate such requests where appropriate.
The Proxy Team reviews Client Directed Custom Guidelines and approves operational implementation, and certain instructions may only be implemented on a best efforts basis. The Proxy Team is responsible for communicating such instructions to the third party vendor.
Additionally, for certain investment products or vehicles that are developed and managed by the Company that seek to follow certain religious values (“Jennison Investment Products”), Jennison has adopted custom guidelines from a third party proxy voting vendor that are aligned with the particular Jennison Investment Product (“Jennison Custom Guidelines”). Prior to the adoption of Jennison Custom Guidelines, the Proxy Committee will review the custom guidelines provided by the third party proxy vendor. The Proxy Team will review the proxy voting records of the Jennison Investment Products that utilize the Jennison Custom Guidelines on a quarterly basis and provide reporting to the Proxy Committee.
Use of a Third Party Voting Service
Jennison has engaged an independent third party proxy voting vendor that provides research and analytical services, operational implementation and recordkeeping and reporting services. The proxy voting vendor will cast votes in accordance with the Company’s Guidelines; however, notwithstanding the Guidelines, Investment Professionals for fundamental strategies are responsible for reviewing the facts and circumstances related to each proposal in order to make all final voting decisions.

The third party proxy voting vendor is responsible for operational implementation of Client Directed Custom Guidelines and Jennison Custom Guidelines (“Client Directed Custom Guidelines and Jennison Custom Guidelines are collectively Custom Guidelines”). The ballots received for clients/accounts with Custom Guidelines will be automatically voted in accordance with the Custom Guideline recommendations by the third party proxy voting vendor.
Identifying and Addressing Potential Material Conflicts of Interest
There may be instances where Jennison’s interests conflict materially, or appear to conflict materially, with the interests of clients in connection with a proxy vote (a “Material Conflict”). Examples of potential Material Conflicts include, but are not limited to:
■
Jennison managing the pension plan of the issuer.
■
Jennison or its affiliates have a material business relationship with the issuer.
■
Jennison investment professionals who are related to a person who is senior management or a director at a public company.
■
Jennison has a material investment in a security that the investment professional who is responsible for voting that security's proxy also holds the same security personally.
If an Investment Professional or any other employee perceives a Material Conflict, he or she must promptly report the matter to the Chief Compliance Officer.
If the Proxy Voting Committee determines that a Material Conflict is present and if the Investment Professional is recommending a vote that deviates from the Guidelines or there is no specific recommended Guideline vote and decisions are made on a case-by-case basis, then the voting decision must be reviewed and approved by the Investment Professional’s supervisor and the Proxy Committee prior to casting the vote.
Jennison will not abstain from voting a proxy for the purpose of avoiding a Material Conflict.
Quantitatively Derived Holdings and the Jennison Managed Accounts
In voting proxies for non-fundamental strategies such as quantitatively derived holdings and Jennison Managed Accounts (i.e. “wrap”) where the securities are not held elsewhere in the firm, proxies will be voted utilizing the Guidelines. Additionally, in those circumstances where no specific Guidelines exist, the Company will consider the recommendations of the proxy voting vendor.
International Holdings
Jennison will exercise opportunities to vote on international holdings on a best efforts basis. Such votes will be cast based on the same principles that govern domestic holdings.
In some countries casting a proxy vote can adversely affect a client, such as countries that restrict stock sales around the time of the proxy vote by requiring “share blocking” as part of the voting process. The Investment Professional covering the issuer will weigh the expected benefits of voting proxies on international holdings against any anticipated costs or limitations, such as those associated with share blocking. Jennison may abstain from voting if it anticipates that the costs or limitations associated with voting outweigh the benefits.
Securities Lending
Jennison may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. The Company does not know when securities are on loan and are therefore not available to be voted. In rare circumstances, Investment Professionals may ask the Proxy Team to work with the client’s custodian to recall the shares so that Jennison can vote. Efforts to recall loaned securities are not always effective since such requests must be submitted prior to the record date for the upcoming proxy vote; therefore voting shares on loan is on a best efforts basis. In determining whether to call back securities that are out on loan, the Investment Professional will consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security out on loan.
Disclosure to Advisory Clients
Jennison will provide a copy of these Policies and Procedures and the Guidelines to any client upon request. The Company will also provide any client with information about how Jennison has voted that client’s proxies upon request. Any such requests should be directed to the client service representative responsible for the client's account who will coordinate with the Proxy Team.
Compliance Reporting for Investment Companies

Upon request, the Proxy Team will provide to each investment company for which Jennison acts as sub-adviser reporting needed to satisfy their regulatory and board requirements, including, but not limited to, information required for Form NP-X.
III.
Internal Controls
Supervisory Notification
The Proxy Team will notify each Investment Professional’s supervisor of any Guideline overrides authorized by that Investment Professional. The supervisor reviews the overrides ensuring that they were made based on clients’ best interests, and that they were not influenced by any Material Conflict or other considerations.
The Proxy Voting Committee
The Proxy Voting Committee consists of representatives from Operations, Operational Risk, Legal, and Compliance. It meets at least quarterly, and has the following responsibilities:
■
Review potential Material Conflicts and decide whether a material conflict is present, and needs to be addressed according to these policies and procedures.
■
Review proposed amendments to the Guidelines in consultation with the Investment Professionals and make revisions as appropriate.
■
Review these Policies and Procedures annually for accuracy and effectiveness, and recommend and adopt any necessary changes.
■
Review all Guideline overrides.
■
Review quarterly voting metrics and analysis published by the Proxy Team.
■
Review accuracy of the application of Custom Guidelines.
■
Review the performance of the proxy voting vendor and determine whether Jennison should continue to retain their services. The Committee will consider the following factors while conducting their review:
■
Accuracy and completeness of research reports, engagement with issuers, potential conflicts of interest and overall administration of Jennison's proxy voting recommendations.
IV.
Escalating Concerns
Any concerns about aspects of the policy that lack specific escalation guidance may be reported to the reporting employee’s supervisor, the Chief Compliance Officer, Chief Legal Officer, Chief Risk Officer, Chief Ethics Officer, Chief Operating Officer or Chief Executive Officer. Alternatively, Jennison has an Ethics Reporting Hotline phone number and email address that enable employees to raise concerns anonymously. Information about the Ethics Reporting Hotline phone number and email address can be found on the Jennison intranet’s “Ethics” web page.
V.
Discipline and Sanctions
All Jennison employees are responsible for understanding and complying with the policies and procedures outlined in this policy. The procedures described in this policy are intended to ensure that Jennison and its employees act in full compliance with the law. Violations of this policy and related procedures will be communicated to your supervisor and to senior management through Jennison’s Compliance Council, and may lead to disciplinary action.
Disclosure of Portfolio Holdings
The Board of each fund in the PGIM mutual fund complex has adopted policies and procedures with respect to the disclosure of portfolio securities owned by each fund (“portfolio holdings”), and to authorize certain arrangements to make available information about portfolio holdings.
Regulatory Filings. Portfolio holdings for each fund as of the second and fourth fiscal quarters are made public, as required by law, in each fund’s annual and semi-annual report. These reports are filed with the SEC on Form N-CSR and mailed to shareholders within 60 days after the end of the second and fourth fiscal quarters. The Fund's annual and semi-annual reports are posted on the Fund's website.
The Fund’s portfolio holdings as of the end of the first and third fiscal quarters are made public and filed with the SEC on Form N-PORT. The Fund files disclosure of its complete holdings on Form N-PORT each month, with every third month made available to the public by the SEC 60 days after the end of the Fund's first and third fiscal quarters.

In addition, the Fund may provide a full list of portfolio holdings as of the end of each month on its website no sooner than approximately three business days prior to the end of the following month. The Fund may also release top ten holdings and summary statistics regarding sectors, countries and/or industries and other characteristics, as of each month end, with all such information posted on the Fund’s website approximately 15 days after the end of the month, unless noted otherwise herein.
Procedures for Release of Portfolio Holdings Information:
A request for release of portfolio holdings shall be prepared setting forth a legitimate business purpose for such release which shall specify the fund(s), the terms of such release, and frequency (e.g., level of detail, staleness). Such request shall address whether there are any conflicts of interest between the fund and the investment adviser, subadviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the fund(s).
■
The request shall be forwarded to the Fund’s Chief Compliance Officer, or their delegate, for review and approval.
■
A confidentiality agreement in the form approved by a Fund officer must be executed with the recipient of the portfolio holdings.
■
A Fund officer shall approve the release and the agreement. Copies of the release and agreement shall be sent to the PGIM Investments law department.
■
Written notification of the approval shall be sent by such officer to PGIM Investments’ Fund Administration Department to arrange the release of portfolio holdings.
■
PGIM Investment’s Fund Administration Department shall arrange for the release of portfolio holdings information by the Fund’s custodian bank(s).
Set forth below are the authorized ongoing arrangements as of the date of this SAI:
1. Traditional External Recipients/Vendors
■
Full holdings on a daily basis to the Fund’s proxy voting agents at the end of each day;
■
Full holdings on a daily basis to ISS (securities class action claims services administrator) at the end of each day;
■
Full holdings on a daily basis to the Fund’s subadviser(s) (as identified in the Fund's Prospectus), custodian bank, sub-custodian (including foreign sub-custodians), if any, and accounting agents (which includes the custodian bank and any other accounting agent that may be appointed) at the end of each day;
■
Full holdings on a daily basis to Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (securities lending agent) at the end of each day;
■
Full holdings to the Fund’s independent registered public accounting firm as soon as practicable following the Fund's fiscal year-end or on an as-needed basis;
■
Full holdings to the Fund’s counsel on an as-needed basis;
■
Full holdings to the Fund’s independent board members on an as-needed basis; and
■
Full holdings to financial printers as soon as practicable following the end of the Fund’s quarterly, semi-annual and annual period ends.
2. Analytical Service Providers
■
Portfolio trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following the Fund’s fiscal quarter-end;
■
Full holdings, on an as needed basis, to Zeno Consulting Group, LLC (an independent third-party transaction cost analysis company) as soon as practicable.
■
Full holdings on a daily basis to FactSet Research Systems, Inc. (analytical services/investment research providers) at the end of each day;
■
Full holdings on a daily basis to Bloomberg BVAL, S&P Global, ICE, LSEG, Lipper, and J.P. Morgan PricingDirect (securities valuation service providers) at the end of each day;
■
Full holdings on a quarterly basis to Capital Institutional Services, Inc. (CAPIS) (investment research provider) when made available;
■
Full holdings on a monthly basis to FX Transparency (foreign exchange/transaction analysis) when made available;
■
Full holdings to ICE/Innocap (HedgeMark) (liquidity calculations) on a daily basis;
■
Full holdings to Innocap (Hedgemark) (VaR calculations) on a daily basis (for funds that are full derivatives users pursuant to Rule 18f-4 under the 1940 Act).
In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the Fund's Chief Compliance Officer and PGIM Investments' Law Department on an annual basis.

In addition, certain authorized employees of PGIM Investments receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PGIM Investments employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on or further disseminating confidential information, including portfolio holdings information.
In no instance may the investment manager or the Fund receive any compensation or consideration in exchange for the portfolio holdings information.
The Board of Directors of the Fund has approved PGIM Investments' Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, be advised of any revisions to the list of recipients of the portfolio holdings information and the reason for such disclosure. The Board has delegated oversight of the Fund’s disclosure of portfolio holdings to the Chief Compliance Officer.
Arrangements pursuant to which the Fund discloses non-public information with respect to its portfolio holdings do not provide for any compensation in return for the disclosure of the information.
There can be no assurance that the Fund’s policies and procedures on portfolio holdings information will protect the Fund from the potential misuse of such information by individuals or entities that come into possession of the information.
Control Persons & Principal Holders of Securities
As of April 1, 2024, all Fund shares are held by three separate accounts of Prudential. The address of each separate account is 751 Broad Street, Newark, New Jersey 07102-3777. These separate accounts are used in connection with certain systematic investment plan contracts and variable annuity contracts.
Financial Statements
The Fund's financial statements for the fiscal year ended December 31, 2023, incorporated in this SAI by reference to the Fund's 2023 annual report to shareholders (File No. 811-01660), were derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report on those financial statements was unqualified.
A copy of the Fund's annual report, along with the Fund’s audited financial statements and report of independent registered public accounting firm, is available, at no charge, by request to the Fund by calling (800) 778-2255, or by writing to the Fund at 655 Broad Street, Newark, New Jersey 07102.

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PART C
OTHER INFORMATION
Item 28. Exhibits.
(a)(1) Articles of Amendment and Restatement.  Incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A (File No. 2-32685) filed April 23, 2004.
(2) Amended and Restated By-laws as of August 30, 2004.  Incorporated by reference to Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A (File No. 2-32685) filed February 28, 2005.
(b) Not applicable.
(c) Not applicable.
(d)(1) Management Agreement between the Registrant and Prudential Investments LLC (now known as PGIM Investments LLC). Incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A (File No. 2-32685) filed February 27, 2003.
(2) Subadvisory Agreement between the Registrant and Jennison Associates LLC. Incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A (File No. 2-32685) filed February 27, 2003.
(e) Distribution Agreement between the Registrant and Prudential Investment Management Services LLC. Incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A (File No. 2-32685) filed April 28, 1999.
(f) Not applicable.
(g)(1) Custodian Agreement between the Registrant and The Bank of New York. Incorporated by reference to Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A (File No. 2-32685) filed April 28, 2006.
(2) Amendment dated June 6, 2005 to Custodian Agreement between the Registrant and The Bank of New York (BNY). Incorporated by reference to Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A (File No. 2-32685) filed April 28, 2006.
(3) Amendment dated July 1, 2023, to Custody Agreement dated November 7, 2022, between Registrant and BNY. Incorporated by Reference to Exhibit (g)(2) to Amendment No. 32 to the Registration Statement on Form N-1A for PGIM ETF Trust, filed via EDGAR on July 18, 2023 (333-222469).
(h) Not applicable.
(i) Opinion of Shea & Gardner. Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A (File No. 2-32685), filed April 30, 2001.
(j) Consent of Independent Registered Public Accounting Firm. Filed herewith.
(k) Not applicable.
(l) Not applicable.
(m) Not applicable.
1

(n) Not applicable.
(o) Not applicable.
(p)(1) Code of Ethics of the Registrant. Filed herewith.
(p)(2) Code of Ethics, Information Barrier Standards, Personal Securities Trading Standards and Global Insider Trading Policy of PGIM Investments LLC and AST Investment Services, Inc. dated January 2024. Filed herewith.
(p)(3) Code of Ethics and Personal Trading Policy and Procedures of Jennison Associates LLC dated December 2023. Filed herewith.
Item 29. Persons Controlled by or under Common Control with the Registrant.
All of the shares of Prudential’s Gibraltar Fund, Inc. are held by three separate accounts of The Prudential Insurance Company of America (Prudential Insurance): Prudential’s Investment Plan Account, Prudential’s Annuity Plan Account and Prudential’s Annuity Plan Account-2. Prudential Insurance also holds directly and in certain other separate accounts shares of The Prudential Series Fund, a Delaware trust. Most of the other shares of The Prudential Series Fund are held by separate accounts of Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey, which are both indirect, wholly owned subsidiaries of Prudential Financial, Inc. (Prudential Financial). All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential’s Gibraltar Fund, Inc. and The Prudential Series Fund are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. In accordance with current legal requirements, the shares of the investment companies are voted in accordance with the instructions of persons having an interest in the unit investment trusts, and Prudential Insurance, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey will vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.
The subsidiaries of Prudential Financial Inc. (“PFI”) are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial (Registration No. 001-16707), filed on February 21, 2024, the text of which is hereby incorporated by reference.
Item 30. Indemnification.
The Registrant’s Articles of Incorporation provide that “each director and each officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the General Laws of the State of Maryland and the Investment Company Act of 1940, now or hereafter in force, including the advance of related expenses.”
The Registrant, in connection with other funds advised by PGIM Investments LLC, maintains a directors and officers errors and omissions policy, which provides the Registrant and its directors and officers with coverage against losses due to any breach of duty, neglect, error, misstatement, misleading statement or omission, and for costs and expenses incurred in the defense of any insured claim.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
2

Item 31. Business and other Connections of the Investment Adviser.
PGIM Investments LLC (“PGIM Investments”)
See the Prospectus constituting Part A of this Registration Statement and “Management and Advisory Arrangements” in the Statement of Additional Information (SAI) constituting Part B of this Registration Statement.
The business profession, vocation or employment of a substantial nature engaged in by the officers and directors of PGIM Investments during the past two years are listed in Schedules A and D of Form ADV of PGIM Investments as currently on file with the Commission (File No. 801-31104), the text of which is hereby incorporated by reference.
Jennison Associates LLC (Jennison)
See the Prospectus constituting a portion of Part A of this Registration Statement and “Management and Advisory Arrangements” in the SAI.
The business, profession, vocation or employment of a substantial nature engaged in by the officers and directors of Jennison during the past two years is included in its Form ADV filed with the Securities and Exchange Commission (801-5608), the relevant text of which is incorporated herein by reference.
Item 32. Principal Underwriters.
(a) Prudential Investment Management Services LLC (PIMS) is distributor for PGIM Rock ETF Trust, PGIM Credit Income Fund, PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc., PGIM ETF Trust, Prudential Government Money Market Fund, Inc., The Prudential Investment Portfolios, Inc., Prudential Investment Portfolios 2, Prudential Investment Portfolios 3, Prudential Investment Portfolios Inc. 14, Prudential Investment Portfolios 4, Prudential Investment Portfolios 5, Prudential Investment Portfolios 6, Prudential National Muni Fund, Inc., Prudential Jennison Blend Fund, Inc., Prudential Jennison Mid-Cap Growth Fund, Inc., Prudential Investment Portfolios 7, Prudential Investment Portfolios 8, Prudential Jennison Small Company Fund, Inc., Prudential Investment Portfolios 9, Prudential World Fund, Inc., Prudential Investment Portfolios, Inc. 10, Prudential Jennison Natural Resources Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Investment Portfolios 12, Prudential Investment Portfolios, Inc. 15, Prudential Investment Portfolios 16, Prudential Investment Portfolios, Inc. 17, Prudential Investment Portfolios 18, Prudential Sector Funds, Inc. Prudential Short-Term Corporate Bond Fund, Inc., The Target Portfolio Trust, and The Prudential Series Fund.
PIMS is also distributor of the following other investment companies: Separate Accounts: Prudential’s Gibraltar Fund, Inc., The Prudential Variable Contract GI-2, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account, The Prudential Qualified Individual Variable Contract Account and PRIAC Variable Contract Account A.
(b) The following table sets forth information regarding certain officers of PIMS. As a limited liability company, PIMS has no directors.
Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Andre T. Carrier (2)	President	N/A
Scott E. Benjamin (2)	Vice President	Board Member and Vice President
H. Soo Lee (1)	Senior Vice President, Chief Legal Officer and Secretary	N/A
John N. Christolini (3)	Senior Vice President and Chief Compliance Officer	N/A
Karen Leibowitz (2)	Senior Vice President and Chief Administrative Officer	N/A
3

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Robert Smit (4)	Senior Vice President, Controller and Chief Financial Officer	N/A
Hansjerg Schlenker (2)	Senior Vice President and Chief Operations Officer	N/A
Peter Puzio (3)	Senior Vice President	N/A
Kevin Chaillet (3)	Treasurer	N/A
Kelly Florio (4)	Vice President and Anti-Money Laundering Officer	Anti-Money Laundering Compliance Officer
Principal Business Addresses:
(1)
213 Washington Street, Newark, NJ 07102
(2)
655 Broad Street, Newark, NJ 07102
(3)
280 Trumbull Street, Hartford, CT 06103
(4)
751 Broad Street, Newark NJ, 07102
(c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.
Item 33. Location of Accounts and Records.
All accounts, books or other documents required to be maintained by Section 31 (a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant, 655 Broad Street, Newark, New Jersey 07102; the Registrant’s investment adviser, Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102; Jennison Associates LLC, 466 Lexington Avenue, New York, New York 10017; or the Registrant’s custodian, The Bank of New York Mellon Corp. (BNY), 225 Liberty Street, New York, New York 10286.
Item 34. Management Services.
Other than as set forth under the captions “How the Fund is Managed-Manager” and “How the Fund is Managed-Distributor” in the Prospectus and the caption “Management and Advisory Arrangements” in the SAI, constituting Parts A and B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.
Item 35. Undertakings.
Not applicable.
4

SIGNATURES
Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey, on the 17th of April, 2024.
Prudential’s Gibraltar Fund
Timothy S. Cronin*

Timothy S. Cronin, President
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.
Signature	Title	Date
Timothy S. Cronin* Timothy S. Cronin	President and Principal Executive Officer
Susan Davenport Austin* Susan Davenport Austin	Trustee
Sherry S. Barrat* Sherry S. Barrat	Trustee
Kay Ryan Booth* Kay Ryan Booth	Trustee
Stephen M. Chipman* Stephen M. Chipman	Trustee
Robert F. Gunia* Robert F. Gunia	Trustee
Thomas M. O’Brien* Thomas M. O’Brien	Trustee
Jessica Bibliowicz* Jessica Bibliowicz	Trustee
Christian J. Kelly* Christian J. Kelly	Chief Financial Officer (Principal Financial Officer)
Elyse McLaughlin* Elyse McLaughlin	Treasurer and Principal Accounting Officer
*By: /s/ Patrick McGuinness Patrick McGuinness	Attorney-in-Fact	April 17, 2024
5

POWER OF ATTORNEY
The undersigned, Susan Davenport Austin, Sherry S. Barrat, Jessica M. Bibliowicz, Kay Ryan Booth, Stephen M. Chipman, Timothy S. Cronin, Robert F. Gunia, Thomas M. O’Brien, Christian J. Kelly and Elyse McLaughlin, as directors/trustees and/or officers of each of the registered investment companies listed in Appendix A hereto hereby authorize Andrew French, Claudia DiGiacomo, Melissa Gonzalez, Patrick McGuinness, Debra Rubano, Devan Fogle and George Hoyt or any of them, as attorney-in-fact, to sign on his or her behalf in the capacities indicated (and not in such person’s personal individual capacity for personal financial or estate planning), the Registration Statement on Form N-1A, filed for such registered investment company or any amendment thereto (including any pre-effective or post-effective amendments) and any and all supplements or other instruments in connection therewith, including Form N-PX, Forms 3, 4 and 5 for or on behalf of each registered investment company listed in Appendix A or any current or future series thereof, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.
This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

/s/ Susan Davenport Austin Susan Davenport Austin
/s/ Sherry S. Barrat Sherry S. Barrat
/s/ Jessica M. Bibliowicz Jessica M. Bibliowicz
/s/ Kay Ryan Booth Kay Ryan Booth
/s/ Stephen M. Chipman Stephen M. Chipman
/s/ Timothy S. Cronin Timothy S. Cronin
/s/ Robert F. Gunia Robert F. Gunia
/s/ Thomas M. O’Brien Thomas M. O’Brien
/s/ Christian J. Kelly Christian J. Kelly
/s/ Elyse McLaughlin Elyse McLaughlin

Dated: March 15, 2024
6

Appendix A
Advanced Series Trust
The Prudential Series Fund
Prudential’s Gibraltar Fund, Inc.
7

Prudential's Gibraltar Fund, Inc.
Exhibit Index
Item 28 Exhibit No.	Description
(j)	Consent of independent registered public accounting firm.
(p)(1)	Code of Ethics of the Registrant.
(p)(2)	Code of Ethics, Information Barrier Standards, Personal Securities Trading Standards and Global Insider Trading Policy of PGIM Investments LLC and AST Investment Services, Inc. dated January 2024.
(p)(3)	Code of Ethics and Personal Trading Policy and Procedures of Jennison Associates LLC dated December 2023.
8